Document And Entity Information	3 Months Ended
Mar. 31, 2012
Document And Entity Information [Abstract]
Document Type	POS AM
Entity Registrant Name	ONCOR ELECTRIC DELIVERY CO LLC
Entity Central Index Key	0001193311
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

Condensed Statements Of Consolidated Income (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating revenues:
Affiliated	$ 227	$ 239	$ 1,026	$ 1,061	$ 1,018
Nonaffiliated	556	467	2,092	1,853	1,672
Total operating revenues	783	706	3,118	2,914	2,690
Operating expenses:
Wholesale transmission service	132	103	439	393	384
Operation and maintenance	164	155	658	616	578
Depreciation and amortization	184	172	719	673	557
Write off of regulatory assets (Note 5)					25
Provision in lieu of income taxes (Note 9)	44	34	209	193	145
Taxes other than amounts related to income taxes	102	97	400	384	385
Total operating expenses	626	561	2,425	2,259	2,074
Operating income	157	145	693	655	616
Other income and deductions:
Other income (Note 10)	7	8	30	36	49
Other deductions	1	2	9	8	14
Nonoperating provision in lieu of income taxes	5	6	20	22	28
Interest income	8	10	32	38	43
Interest expense and related charges (Note 10)	91	90	359	347	346
Net income	$ 75	$ 65	$ 367	$ 352	$ 320

Condensed Statements Of Consolidated Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Statements Of Consolidated Comprehensive Income [Abstract]
Net income	$ 75	$ 65	$ 367	$ 352	$ 320
Other comprehensive income:
Cash flow hedges - derivative value net loss recognized in net income (net of tax benefit)	1		(29)
Comprehensive income	$ 76	$ 65	$ 338	$ 352	$ 320

Condensed Statements Of Consolidated Cash Flows (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows - operating activities:
Net income	$ 75	$ 65	$ 367	$ 352	$ 320
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	192	176	732	682	522
Write off of regulatory assets (Note 5)					25
Provision in lieu of deferred income taxes - net	44	74	258	193	128
Amortization of investment tax credits	(1)	(1)	(5)	(5)	(5)
Reversal of reserve recorded in purchase accounting					(10)
Other -- net			2		(1)
Increase (Decrease) in Other Operating Assets and Liabilities, Net
Accounts receivable - trade (including affiliates)			(36)	(1)	(29)
Inventories			25	(4)	(29)
Accounts payable - trade (including affiliates)			17	(17)	7
Deferred advanced metering system revenues (Note 5)	(41)	1	(16)	11	57
Other- assets			111	3	(34)
Other - liabilities			(160)	(116)	(1)
Deferred revenues (Note 1)	(41)	1	(16)	11	57
Changes in other operating assets and liabilities	(152)	(159)
Cash provided by operating activities	117	156	1,295	1,098	950
Cash flows - financing activities:
Issuance of long-term debt (Note 7)			300	475
Repayments of long-term debt (Note 5)	(26)	(25)	(113)	(108)	(104)
Net increase in short-term borrowings (Note 4)	346	139	15	(239)	279
Distributions to members (Note 7)	(45)	(20)	(145)	(211)	(272)
Decrease in income tax-related note receivable from TCEH	10	9	40	37	35
Debt discount, financing and reacquisition expenses - net	(1)	(1)	(17)	(15)	(3)
Cash provided by financing activities	284	102	80	(61)	(65)
Cash flows - investing activities:
Capital expenditures	(402)	(285)	(1,362)	(1,020)	(998)
Other	2	6	(34)	(12)	16
Cash used in investing activities	(400)	(279)	(1,396)	(1,032)	(982)
Net change in cash and cash equivalents	1	(21)	(21)	5	(97)
Cash and cash equivalents - beginning balance	12	33	33	28	125
Cash and cash equivalents - ending balance	$ 13	$ 12	$ 12	$ 33	$ 28

Condensed Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 13	$ 12	$ 33
Restricted cash - Bondco (Note 10)	59	57	53
Trade accounts receivable from nonaffiliates - net (Note 10)	306	303	254
Trade accounts and other receivables from affiliates (Note 9)	161	179	182
Amounts receivable from members related to income taxes (Note 9)		5	93
Materials and supplies inventories - at average cost	74	71	96
Prepayments and other current assets	85	80	77
Total current assets	698	707	788
Restricted cash - Bondco (Note 10)	16	16	16
Receivable from TCEH related to nuclear plant decommissioning (Note 9)	269	225	206
Investments and other property (Note 10)	76	73	78
Property, plant and equipment - net (Note 10)	10,775	10,569	9,676
Goodwill (Note 10)	4,064	4,064	4,064
Note receivable due from TCEH (Note 9)	128	138	178
Other noncurrent assets	72	74	58
Total assets	17,523	17,371	16,846
LIABILITIES AND MEMBERSHIP INTERESTS
Short-term borrowings (Note 4)	738	392	377
Trade accounts payable	135	197	125
Accrued taxes other than amounts related to income	54	151	133
Accrued interest	65	108	108
Other current liabilities	92	112	109
Total current liabilities	1,579	1,454	965
Liability in lieu of deferred income taxes (Note 9)	2,056	2,018	1,827
Investment tax credits	27	28	32
Other noncurrent liabilities and deferred credits (Note 10)	1,530	1,546	1,701
Total liabilities	10,311	10,190	9,858
Commitments and Contingencies (Note 6)
Membership interests (Note 7):
Capital account - number of interests outstanding 2012 and 2011 - 635,000,000	7,242	7,212	6,990
Accumulated other comprehensive loss	(30)	(31)	(2)
Total membership interests	7,212	7,181	6,988
Total liabilities and membership interests	17,523	17,371	16,846
Oncor [Member]
ASSETS
Regulatory assets - net - (Note 3)	1,016	1,078	1,266
LIABILITIES AND MEMBERSHIP INTERESTS
Long-term debt due currently (Note 5)	376	376
Long-term debt, less amounts due currently (Note 5)	4,712	4,711	4,783
Bondco [Member]
ASSETS
Regulatory assets - net - (Note 3)	409	427	516
LIABILITIES AND MEMBERSHIP INTERESTS
Long-term debt due currently (Note 5)	119	118	113
Long-term debt, less amounts due currently (Note 5)	$ 407	$ 433	$ 550

Condensed Consolidated Balance Sheets (Parenthetical)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Consolidated Balance Sheets [Abstract]
Capital account, interests outstanding	635,000,000	635,000,000	635,000,000

Condensed Consolidated Membership Interests (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Capital account:
Balance at beginning of period	$ 6,990	$ 6,849	$ 6,801
Net income	367	352	320
Distributions to members	(145)	(211)	(272)
Balance at end of period (number of interests outstanding: 2011, 2010, and 2009 - 635 million) 2007 - 1)	7,212	6,990	6,849
Accumulated other comprehensive income (loss). net of tax effects
Balance at beginning of period	(2)	(2)	(2)
Net effects of cash flow hedges (net of tax benefit of $17, - and -)	(29)
Balance at end of period	(31)	(2)	(2)
Total Membership Interests	$ 7,181	$ 6,988	$ 6,847

Condensed Consolidated Membership Interests (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2007
Condensed Statements Of Membership Interests [Abstract]
Shares, Outstanding	635	635	635	1
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Tax, Portion Attributable to Parent	$ 17
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Tax Effect	$ 17

Significant Accounting Policies And Business	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Significant Accounting Policies And Business [Abstract]
Significant Accounting Policies And Business

1. SIGNIFICANT ACCOUNTING POLICIES AND BUSINESS

Description of Business

References in this report to "we," "our," "us" and "the company" are to Oncor and/or its subsidiary as apparent in the context. See "Glossary" for definition of terms and abbreviations.

We are a regulated electricity transmission and distribution company principally engaged in providing delivery services to REPs, including subsidiaries of TCEH, that sell power in the north-central, eastern and western parts of Texas. Revenues from TCEH represented 29% and 34% of total revenues for the three months ended March 31, 2012 and 2011, respectively. We are a majority-owned subsidiary of Oncor Holdings, which is a direct, wholly-owned subsidiary of EFIH, a direct, wholly-owned subsidiary of EFH Corp. EFH Corp. is a subsidiary of Texas Holdings, which is controlled by the Sponsor Group. Oncor Holdings owns 80.03% of our membership interests, Texas Transmission owns 19.75% of our membership interests and certain members of our management team and board of directors indirectly own the remaining membership interests through Investment LLC. We are managed as an integrated business; consequently, there are no separate reportable business segments.

Our consolidated financial statements include our wholly-owned, bankruptcy-remote financing subsidiary, Bondco, a VIE. This financing subsidiary was organized for the limited purpose of issuing certain transition bonds in 2003 and 2004. Bondco issued $1.3 billion principal amount of transition bonds to recover generation-related regulatory asset stranded costs and other qualified costs under an order issued by the PUCT in 2002.

Various "ring-fencing" measures have been taken to enhance the separateness between the Oncor Ring-Fenced Entities and the Texas Holdings Group and our credit quality. These measures serve to mitigate our and Oncor Holdings' credit exposure to the Texas Holdings Group and to reduce the risk that our assets and liabilities or those of Oncor Holdings would be substantively consolidated with the assets and liabilities of the Texas Holdings Group in the event of a bankruptcy of one or more of those entities. Such measures include, among other things: our sale of a 19.75% equity interest to Texas Transmission in November 2008; maintenance of separate books and records for the Oncor Ring-Fenced Entities; our board of directors being comprised of a majority of independent directors; and prohibitions on the Oncor Ring-Fenced Entities providing credit support to, or receiving credit support from, any member of the Texas Holdings Group. The assets and liabilities of the Oncor Ring-Fenced Entities are separate and distinct from those of the Texas Holdings Group, including TXU Energy and Luminant, and none of the assets of the Oncor Ring-Fenced Entities are available to satisfy the debt or contractual obligations of any member of the Texas Holdings Group. We do not bear any liability for debt or contractual obligations of the Texas Holdings Group, and vice versa. Accordingly, our operations are conducted, and our cash flows are managed, independently from the Texas Holdings Group.

Basis of Presentation

Our condensed consolidated financial statements have been prepared in accordance with US GAAP and on the same basis as the audited financial statements included in our 2011 Form 10-K. All adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results of operations and financial position have been included therein. All intercompany items and transactions have been eliminated in consolidation. Certain information and footnote disclosures normally included in annual consolidated financial statements prepared in accordance with US GAAP have been omitted pursuant to the rules and regulations of the SEC. Because the condensed consolidated interim financial statements do not include all of the information and footnotes required by US GAAP, they should be read in conjunction with the audited financial statements and related notes included in our 2011 Form 10-K. The results of operations for an interim period may not give a true indication of results for a full year. All dollar amounts in the financial statements and tables in the notes are stated in millions of US dollars unless otherwise indicated.

From time to time, certain prior period amounts are reclassified to conform to the current period presentation. As disclosed in the condensed statements of consolidated cash flows included in this report, the amount previously reported as changes in deferred advanced metering system revenues for the three months ended March 31, 2011 is included in and reported as deferred revenues to conform to the current period presentation. In addition to deferred advanced metering system revenues, other reconcilable revenues (TCRF and energy efficiency surcharges), which were previously reported as changes in other operating assets and liabilities, are included in and reported as deferred revenues.

Use of Estimates

Preparation of our financial statements requires management to make estimates and assumptions about future events that affect the reporting of assets and liabilities at the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements. In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information.

Derivative Instruments and Mark-to-Market Accounting

We have from time-to-time entered into derivative instruments to hedge interest rate risk. If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, the fair value of each derivative is required to be recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income, unless criteria for certain exceptions are met. This recognition is referred to as "mark-to-market" accounting.

Because derivative instruments are frequently used as economic hedges, accounting standards related to derivative instruments and hedging activities allow for "hedge accounting," which provides for the designation of such instruments as cash flow or fair value hedges if certain conditions are met. A cash flow hedge mitigates the risk associated with the variability of the future cash flows related to an asset or liability (e.g., debt with variable interest rate payments), while a fair value hedge mitigates risk associated with fixed future cash flows (e.g., debt with fixed interest rate payments). In accounting for cash flow hedges, derivative assets and liabilities are recorded on the balance sheet at fair value with an offset to other comprehensive income to the extent the hedges are effective. Amounts remain in accumulated other comprehensive income and are reclassified into net income as the related transactions (hedged items) settle and affect net income. If the hedged transaction becomes probable of not occurring, hedge accounting is discontinued and the amount recorded in other comprehensive income is immediately reclassified into net income. Fair value hedges are recorded as derivative assets or liabilities with an offset to net income, and the carrying value of the related asset or liability (hedged item) is adjusted for changes in fair value with an offset to net income. If the fair value hedge is settled prior to the maturity of the hedged item, the cumulative fair value gain or loss associated with the hedge is amortized into income over the remaining life of the hedged item. To qualify for hedge accounting, a hedge must be considered highly effective in offsetting changes in fair value of the hedged item. Assessment of the hedge's effectiveness is tested at least quarterly throughout its term to continue to qualify for hedge accounting. Hedge ineffectiveness, even if the hedge continues to be assessed as effective, is immediately recognized in net income. Ineffectiveness is generally measured as the cumulative excess, if any, of the change in value of the hedging instrument over the change in value of the hedged item.

Reconcilable Tariffs

The PUCT has designated certain tariffs (TCRF, energy efficiency and advanced meter surcharges and charges related to transition bonds) as reconcilable, which means the differences between amounts billed under these tariffs and the related incurred expenses are deferred as either regulatory assets or regulatory liabilities. Accordingly, at prescribed intervals, future tariffs are adjusted to either repay regulatory liabilities or collect regulatory assets.

Adoption of New Accounting Standard

In May 2011, the Financial Accounting Standards Board (FASB) issued " Accounting Standards Update 2011-05 " relating to the presentation of Comprehensive Income within financial statements. Effective January 1, 2012, we adopted the new standard. Adoption of the new standard did not affect our reported results of operations, financial condition or cash flows.

1. BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business

References in this report to "we," "our," "us" and "the company" are to Oncor and or/its subsidiary as apparent in the context. See "Glossary" for definition of terms and abbreviations.

We are a regulated electricity transmission and distribution company principally engaged in providing delivery services to REPs, including subsidiaries of TCEH, that sell power in the north-central, eastern and western parts of Texas. Revenues from TCEH represented 33%, 36% and 38% of total revenues for the years ended December 31, 2011, 2010 and 2009, respectively. We are a majority-owned subsidiary of Oncor Holdings, which is a direct, wholly-owned subsidiary of EFIH, a direct, wholly-owned subsidiary of EFH Corp. EFH Corp. is a subsidiary of Texas Holdings, which is controlled by the Sponsor Group. Oncor Holdings owns 80.03% of our membership interests, Texas Transmission owns 19.75% of the membership interests and certain members of our management team and board of directors indirectly own the remaining membership interests through Investment LLC. We are managed as an integrated business; consequently, there are no separate reportable business segments.

Our consolidated financial statements include our wholly-owned, bankruptcy-remote financing subsidiary, Bondco, a VIE (see Note 15). This financing subsidiary was organized for the limited purpose of issuing certain transition bonds in 2003 and 2004. Bondco issued $1.3 billion principal amount of transition bonds to recover generation-related regulatory asset stranded costs and other qualified costs under an order issued by the PUCT in 2002.

Various "ring-fencing" measures have been taken to enhance the separateness between the Oncor Ring-Fenced Entities and the Texas Holdings Group and our credit quality. These measures serve to mitigate our and Oncor Holdings' credit exposure to the Texas Holdings Group and to reduce the risk that our assets and liabilities or those of Oncor Holdings would be substantively consolidated with the assets and liabilities of the Texas Holdings Group in the event of a bankruptcy of one or more of those entities. Such measures include, among other things: our sale of a 19.75% equity interest to Texas Transmission in November 2008; maintenance of separate books and records for the Oncor Ring-Fenced Entities; our board of directors being comprised of a majority of independent directors; and prohibitions on the Oncor Ring-Fenced Entities providing credit support to, or receiving credit support from, any member of the Texas Holdings Group. The assets and liabilities of the Oncor Ring-Fenced Entities are separate and distinct from those of the Texas Holdings Group, including TXU Energy and Luminant, and none of the assets of the Oncor Ring-Fenced Entities are available to satisfy the debt or contractual obligations of any member of the Texas Holdings Group. We do not bear any liability for debt or contractual obligations of the Texas Holdings Group, and vice versa. Accordingly, our operations are conducted, and our cash flows are managed, independently from the Texas Holdings Group.

Basis of Presentation

Our consolidated financial statements have been prepared in accordance with US GAAP and on the same basis as the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. All intercompany items and transactions have been eliminated in consolidation. All dollar amounts in the financial statements and tables in the notes are stated in millions of US dollars unless otherwise indicated.

Consolidation of Variable Interest Entities

A VIE is an entity with which we have a relationship or arrangement that indicates some level of control over the entity or results in economic risks to us. We adopted amended accounting standards on January 1, 2010 that require consolidation of a VIE if we have: a) the power to direct the significant activities of the VIE and b) the right or obligation to absorb profit and loss from the VIE (primary beneficiary). The previous standards did not require power to direct significant activities of the VIE in order to consolidate. No additional VIEs were consolidated as a result of the adoption of these accounting standards.

Income Taxes

EFH Corp. files a consolidated federal income tax return. Effective with the November 2008 sale of equity interests, we became a partnership for US federal income tax purposes, and subsequently only EFH Corp.'s share of our partnership income is included in its consolidated federal income tax return. Our tax sharing agreement with Oncor Holdings and EFH Corp. was amended in November 2008 to include Texas Transmission and Investment LLC. The tax sharing agreement provides for the calculation of tax liability substantially as if we and Oncor Holdings file our own income tax returns, and requires tax payments to members determined on that basis (without duplication for any income taxes paid by a subsidiary of Oncor Holdings). Accordingly, while partnerships are not subject to income taxes, in consideration of the tax sharing agreement and the presentation of our financial statements as an entity subject to cost-based regulatory rate-setting processes, with such costs including income taxes, the financial statements present amounts determined under the tax sharing agreement as "provision in lieu of income taxes" and "liability in lieu of deferred income taxes" for periods subsequent to the sales of equity interests discussed in Note 4.

Such amounts are determined in accordance with the provisions of accounting guidance for income taxes and for uncertainty in income taxes and thus differences between the book and tax bases of assets and liabilities are accounted for as if we filed our own income tax return. The accounting guidance for rate-regulated enterprises requires the recognition of regulatory assets or liabilities if it is probable such deferred tax amounts will be recovered from, or returned to customers in future rates. Investment tax credits are amortized to income over the estimated lives of the related properties.

We classify interest and penalties expense related to uncertain tax positions as current provision in lieu of income taxes as discussed in Note 4.

Use of Estimates

Preparation of our financial statements requires management to make estimates and assumptions about future events that affect the reporting of assets and liabilities at the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements. In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information. No material adjustments, other than those disclosed elsewhere herein, were made to previous estimates or assumptions during the current year.

Derivative Instruments and Mark-to-Market Accounting

We have from time-to-time entered into derivative instruments to hedge interest rate risk. If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, the fair value of each derivative is required to be recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income, unless criteria for certain exceptions are met. This recognition is referred to as "mark-to-market" accounting.

Because derivative instruments are frequently used as economic hedges, accounting standards related to derivative instruments and hedging activities allow for "hedge accounting," which provides for the designation of such instruments as cash flow or fair value hedges if certain conditions are met. A cash flow hedge mitigates the risk associated with the variability of the future cash flows related to an asset or liability (e.g., debt with variable interest rate payments), while a fair value hedge mitigates risk associated with fixed future cash flows (e.g., debt with fixed interest rate payments). In accounting for cash flow hedges, derivative assets and liabilities are recorded on the balance sheet at fair value with an offset to other comprehensive income to the extent the hedges are effective. Amounts remain in accumulated other comprehensive income and are reclassified into net income as the related transactions (hedged items) settle and affect net income. If the hedged transaction becomes probable of not occurring, hedge accounting is discontinued and the amount recorded in other comprehensive income is immediately reclassified into net income. Fair value hedges are recorded as derivative assets or liabilities with an offset to net income, and the carrying value of the related asset or liability (hedged item) is adjusted for changes in fair value with an offset to net income. If the fair value hedge is settled prior to the maturity of the hedged item, the cumulative fair value gain or loss associated with the hedge is amortized into income over the remaining life of the hedged item. To qualify for hedge accounting, a hedge must be considered highly effective in offsetting changes in fair value of the hedged item. Assessment of the hedge's effectiveness is tested at least quarterly throughout its term to continue to qualify for hedge accounting. Hedge ineffectiveness, even if the hedge continues to be assessed as effective, is immediately recognized in net income. Ineffectiveness is generally measured as the cumulative excess, if any, of the change in value of the hedging instrument over the change in value of the hedged item.

Reconcilable Tariffs

The PUCT has designated certain tariffs (TCRF, energy efficiency and advanced meter surcharges and charges related to transition bonds) as reconcilable, which means the differences between amounts billed under these tariffs and the related incurred expenses are deferred as either regulatory assets or regulatory liabilities. Accordingly, at prescribed intervals, future tariffs are adjusted to either repay regulatory liabilities or collect regulatory assets.

Revenue Recognition

Revenue from delivery services are recorded under the accrual method of accounting. Revenues are recognized when delivery services are provided to customers on the basis of periodic cycle meter readings and include an estimate for revenues earned from the meter reading date to the end of the period adjusted for the impact of weather (unbilled revenue).

Impairment of Goodwill and Other Intangible Assets

We evaluate goodwill for impairment at least annually. The impairment tests performed in 2010 and 2009 were based on determinations of enterprise value using discounted cash flow analyses, comparable company equity values and any relevant transactions indicative of enterprise values.

In September 2011, the FASB issued new guidance related to testing goodwill for impairment that provides the option to first assess qualitative factors to determine if the annual two-step test of goodwill for impairment must be performed. If, based on the qualitative assessment of events or circumstances, an entity determines it is more likely than not that its fair value exceeds its carrying amount, it is not necessary to perform the two-step impairment test. However, if an entity concludes otherwise, then the two-step impairment test must be performed to identify potential impairment and to measure the amount of goodwill impairment, if any. We adopted this accounting guidance at December 1, 2011, including the qualitative assessment described in Note 2. The adoption of this new accounting guidance did not affect reported results of operations, financial condition or cash flows.

See Note 2 for discussion of a goodwill impairment charge recorded in 2008 and Note 15 for details of goodwill and other intangible assets.

System of Accounts

Our accounting records have been maintained in accordance with the FERC Uniform System of Accounts as adopted by the PUCT.

Defined Benefit Pension Plans and Other Postretirement Employee Benefit (OPEB) Plans

We participate in the EFH Retirement Plan that offers benefits based on either a traditional defined benefit formula or a cash balance formula and the OPEB Plan that offers certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees from the company. We also offer our own supplemental retirement plan (Oncor Plan) to qualified employees. Costs of pension and OPEB plans are dependent upon numerous factors, assumptions and estimates. See Note 12 for additional information regarding pension and OPEB plans.

Stock-Based Incentive Compensation

In 2008, we implemented the SARs Plan for certain management that purchased equity interests in the company indirectly by investing in Investment LLC. SARs have been awarded under the SARs Plan and are being accounted for based upon the provisions of guidance for share-based payment. See Note 13 for information regarding stock-based compensation, including SARs granted to certain members of our board of directors.

Fair Value of Nonderivative Financial Instruments

The carrying amounts for financial assets classified as current assets and the carrying amounts for financial liabilities classified as current liabilities approximate fair value due to the short maturity of such instruments. The fair values of other financial instruments, for which carrying amounts and fair values have not been presented, are not materially different than their related carrying amounts. The following discussion of fair value accounting standards applies primarily to our determination of the fair value of assets in the pension and OPEB plan trusts as presented in Note 12.

Accounting standards related to the determination of fair value define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We use a "mid-market" valuation convention (the mid-point price between bid and ask prices) as a practical expedient to measure fair value for the majority of our assets and liabilities subject to fair value measurement on a recurring basis. We primarily use the market approach for recurring fair value measurements and use valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs.

We categorize our assets and liabilities recorded at fair value based upon the following fair value hierarchy:

•

Level 1 valuations use quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date. An active market is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 valuations use inputs, in the absence of actively quoted market prices that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: (a) quoted prices for similar assets or liabilities in active markets, (b) quoted prices for identical or similar assets or liabilities in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or liability such as interest rates and yield curves observable at commonly quoted intervals and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means. Our Level 2 valuations utilize over-the-counter broker quotes, quoted prices for similar assets or liabilities that are corroborated by correlations or other mathematical means and other valuation inputs.

•

Level 3 valuations use unobservable inputs for the asset or liability. Unobservable inputs are used to the extent observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. We use the most meaningful information available from the market combined with internally developed valuation methodologies to develop our best estimate of fair value.

We utilize several different valuation techniques to measure the fair value of assets and liabilities, relying primarily on the market approach of using prices and other market information for identical and/or comparable assets and liabilities for those items that are measured on a recurring basis.

Franchise Taxes

Franchise taxes are assessed to us by local governmental bodies, based on kWh delivered and are the principal component of "taxes other than amounts related to income taxes" as reported in the income statement. Franchise taxes are not a "pass through" item. The rates we charge customers are intended to recover the franchise taxes, but we are not acting as an agent to collect the taxes from customers.

Cash and Cash Equivalents

For purposes of reporting cash and cash equivalents, temporary cash investments purchased with a remaining maturity of three months or less are considered to be cash equivalents. See Note 10 for details regarding restricted cash.

Property, Plant and Equipment

Properties are stated at original cost. The cost of self-constructed property additions includes materials and both direct and indirect labor and applicable overhead and an allowance for funds used during construction.

Depreciation of property, plant and equipment is calculated on a straight-line basis over the estimated service lives of the properties based on depreciation rates approved by the PUCT. As is common in the industry, depreciation expense is recorded using composite depreciation rates that reflect blended estimates of the lives of major asset groups as compared to depreciation expense calculated on a component asset-by-asset basis. Depreciation rates include plant removal costs as a component of depreciation expense, consistent with regulatory treatment. Actual removal costs incurred are charged to accumulated depreciation. When accrued removal costs exceed incurred removal costs, the difference is reclassified as a regulatory obligation to retire assets in the future.

Allowance For Funds Used During Construction (AFUDC)

AFUDC is a regulatory cost accounting procedure whereby both interest charges on borrowed funds and a return on equity capital used to finance construction are included in the recorded cost of utility plant and equipment being constructed. AFUDC is capitalized on all projects involving construction periods lasting greater than thirty days. The equity portion of capitalized AFUDC is accounted for as other income. There was no equity AFUDC for the periods presented. See Note 15 for detail of amounts charged to interest expense.

Regulatory Assets and Liabilities

Our financial statements reflect regulatory assets and liabilities under cost-based rate regulation in accordance with accounting standards related to the effect of certain types of regulation. Regulatory decisions can have an impact on the recovery of costs, the rate earned on invested capital and the timing and amount of assets to be recovered by rates. See Note 5 for details of regulatory assets and liabilities.

Goodwill Impairment	12 Months Ended
Dec. 31, 2011
Goodwill Impairment [Abstract]
Goodwill Impairment

2. GOODWILL IMPAIRMENT

Effective with the December 1, 2011 test, we adopted new accounting guidance (see Note 1) that allows for a qualitative assessment in which we considered macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant events. Based on the results of the 2011 assessment, we concluded that no further testing for impairment was required. Testing for impairment performed for 2010 and 2009 resulted in no additional testing and no impairment.

In the fourth quarter of 2008, we recorded a goodwill impairment charge totaling $860 million, which was not deductible for income tax-related purposes. The impairment primarily arose from the 2008 dislocation in the capital markets that increased interest rate spreads and the resulting discount rates used in estimating fair values and the effect of declines in market values of debt and equity securities of comparable companies.

The 2008 impairment determination involved significant assumptions and judgments in estimating enterprise values and the fair values of assets and liabilities. The calculations supporting the impairment determination utilized models that took into consideration multiple inputs, including debt yields, equity prices of comparable companies and other inputs. Those models were generally used in developing long-term forward discount rates for determining enterprise value and fair values of certain individual assets and liabilities. The fair value measurements resulting from such models are classified as Level 3 non-recurring fair value measurements consistent with accounting standards related to the determination of fair value.

Regulatory Matters	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Regulatory Matters [Abstract]
Regulatory Matters

2. REGULATORY MATTERS

2011 Rate Review

In January 2011, we filed a rate review with the PUCT and 203 original jurisdiction cities based on a test year ended June 30, 2010 (PUCT Docket No. 38929). In April 2011, we filed, and the administrative law judges in the rate review granted, a motion requesting abatement of the procedural schedule on the grounds that we and the other parties had reached a Memorandum of Settlement that would settle and resolve all issues in the rate review. We filed a stipulation (including a proposed order and proposed tariffs) in May 2011 that incorporated the Memorandum of Settlement along with pleadings and other documentation (Stipulation) for the purpose of obtaining final approval of the settlement. The terms of the Stipulation include an approximate $137 million base rate increase and additional provisions to address franchise fees (discussed below) and other expenses. Approximately $93 million of the increase became effective July 1, 2011, and the remainder became effective January 1, 2012. Under the Stipulation, amortization of regulatory assets increased by approximately $24 million ($14 million of which will be recognized as tax expense) annually beginning January 1, 2012. The Stipulation did not change our authorized regulatory capital structure of 60% debt and 40% equity or our authorized return on equity of 10.25%. Under the terms of the Stipulation, we cannot file another general base rate review prior to July 1, 2013, but are not restricted from filing wholesale transmission rate, TCRF, distribution-related investment and other rate updates and adjustments permitted by Texas state law and PUCT rules.

In response to concerns raised by PUCT Commissioners at a July 2011 PUCT open meeting regarding the Stipulation, we filed a modified stipulation that removed from the Stipulation a one-time payment to certain cities we serve for retrospective franchise fees (Modified Stipulation). Instead, pursuant to the terms of a separate agreement with certain cities we serve, through March 31, 2012, we have made approximately $22 million in retrospective franchise fee payments to cities that accepted the terms of the separate agreement. The payments are subject to refund from the cities or recovery from customers after final resolution of proceedings related to the appeals from our June 2008 rate review filing (discussed below). No other significant terms of the Stipulation were revised. In August 2011, the PUCT issued a final order approving the settlement terms contained in the Modified Stipulation.

Effective July 1, 2011, pursuant to the PUCT's final order, we no longer recover the cost of wholesale transmission service through base rates, and all wholesale transmission service expenses incurred are reconcilable to revenues billed under the TCRF rider. For this purpose, all wholesale transmission service expenses consist of amounts charged under a PUCT-approved transmission tariff including our own wholesale transmission tariff. We account for the difference between amounts charged under the TCRF rate and wholesale transmission service expense as a regulatory asset or regulatory liability (under- or over-recovered wholesale transmission service expense (see Note 1)). At March 31, 2012, approximately $34 million was deferred as under-recovered wholesale transmission service expense (see Note 3).

2008 Rate Review

In August 2009, the PUCT issued a final order with respect to our June 2008 rate review filing with the PUCT and 204 cities based on a test year ended December 31, 2007 (PUCT Docket No. 35717), and new rates were implemented in September 2009. In November 2009, the PUCT issued an order on rehearing that established a new rate class but did not change the revenue requirements. We and four other parties appealed various portions of the rate review final order to a state district court, and oral argument was held in October 2010. In January 2011, the district court signed its judgment reversing the PUCT with respect to two issues: the PUCT's disallowance of certain franchise fees and the PUCT's decision that PURA no longer requires imposition of a rate discount for state colleges and universities. We filed an appeal with the Third Court of Appeals in Austin, Texas (Austin Court of Appeals) in February 2011 with respect to the issues we appealed to the district court and did not prevail upon, as well as the district court's decision to reverse the PUCT with respect to discounts for state colleges and universities. Oral argument before the Austin Court of Appeals was completed in April 2012. There is no deadline for the court to act. We are unable to predict the outcome of the appeal.

Stipulation Approved by the PUCT

In April 2008, the PUCT entered an order, which became final in June 2008, approving the terms of a stipulation relating to a filing in 2007 by us and Texas Holdings with the PUCT pursuant to Section 14.101(b) of PURA and PUCT Substantive Rule 25.75. Among other things, the stipulation required us to file a rate review no later than July 1, 2008 based on a test year ended December 31, 2007, which we filed in June 2008. The PUCT issued a final order with respect to the rate review in August 2009. In July 2008, Nucor Steel filed an appeal of the PUCT's order in the 200th District Court of Travis County, Texas (District Court). A hearing on the appeal was held in June 2010, and the District Court affirmed the PUCT order in its entirety. Nucor Steel appealed that ruling to the Austin Court of Appeals in July 2010. Oral argument was held before the Austin Court of Appeals in March 2011. On March 15, 2012, the Austin Court of Appeals affirmed the District Court's ruling. Nucor Steel has until April 30, 2012 to file a petition for review with the Texas Supreme Court.

3. REGULATORY MATTERS

2011 Rate Review

In January 2011, we filed a rate review with the PUCT and 203 original jurisdiction cities based on a test year ended June 30, 2010. In April 2011, we filed, and the administrative law judges in the rate review granted, a motion requesting abatement of the procedural schedule on the grounds that we and the other parties had reached a Memorandum of Settlement that would settle and resolve all issues in the rate review. We filed a stipulation (including a proposed order and proposed tariffs) in May 2011 that incorporated the Memorandum of Settlement along with pleadings and other documentation (Stipulation) for the purpose of obtaining final approval of the settlement. The terms of the Stipulation include an approximate $137 million base rate increase and additional provisions to address franchise fees (discussed below) and other expenses. Approximately $93 million of the increase became effective July 1, 2011, and the remainder became effective January 1, 2012. Under the Stipulation, amortization of regulatory assets increased by approximately $24 million ($14 million of which will be recognized as tax expense) annually beginning January 1, 2012. The Stipulation did not change our authorized regulatory capital structure of 60% debt and 40% equity or our authorized return on equity of 10.25%. Under the terms of the Stipulation, we cannot file another general base rate review prior to July 1, 2013, but are not restricted from filing wholesale transmission rate, TCRF, distribution-related investment and other rate updates and adjustments permitted by Texas state law and PUCT rules.

In response to concerns raised by PUCT Commissioners at a July 2011 PUCT open meeting regarding the Stipulation, we filed a modified stipulation that removed from the Stipulation a one-time payment to certain cities we serve for retrospective franchise fees (Modified Stipulation). Instead, pursuant to the terms of a separate agreement with certain cities we serve, we will make retrospective franchise fee payments to cities that accept the terms of the separate agreement. If all cities accept, the payments will total approximately $22 million. Through December 31, 2011, we had made franchise fee payments to cities under the separate agreement totaling 99% of the potential payments. The payments are subject to refund from the cities or recovery from customers after final resolution of proceedings related to the appeals from our June 2008 rate review filing (discussed below). No other significant terms of the Stipulation were revised. In August 2011, the PUCT issued a final order approving the settlement terms contained in the Modified Stipulation.

Effective July 1, 2011, pursuant to the PUCT's final order, we no longer recover the cost of wholesale transmission service through base rates, and all wholesale transmission service expenses incurred are reconcilable to revenues billed under the TCRF rider. For this purpose, all wholesale transmission service expenses consist of amounts charged under a PUCT-approved transmission tariff including our own wholesale transmission tariff. We account for the difference between amounts charged under the TCRF rate and wholesale transmission service expense as a regulatory asset or regulatory liability (under- or over-recovered wholesale transmission service expense (see Note 1)). At December 31, 2011, approximately $20 million was deferred as over-recovered wholesale transmission service expense (see Note 5).

2008 Rate Review

In August 2009, the PUCT issued a final order with respect to our June 2008 rate review filing with the PUCT and 204 cities based on a test year ended December 31, 2007 (PUCT Docket No. 35717), and new rates were implemented in September 2009. In November 2009, the PUCT issued an order on Rehearing that established a new rate class but did not change the revenue requirements. We and four other parties appealed various portions of the rate review final order to a state district court, and oral argument was held in October 2010. In January 2011, the district court signed its judgment reversing the PUCT with respect to two issues: the PUCT's disallowance of certain franchise fees and the PUCT's decision that PURA no longer requires imposition of a rate discount for state colleges and universities. We filed an appeal with the Austin Court of Appeals in February 2011 with respect to the issues we appealed to the district court and did not prevail upon, as well as the district court's decision to reverse the PUCT with respect to discounts for state colleges and universities. All briefing has been completed and the parties are waiting for the Court of Appeals to set a date for oral argument. We are unable to predict the outcome of the appeal.

Stipulation Approved by the PUCT

In April 2008, the PUCT entered an order, which became final in June 2008, approving the terms of a stipulation relating to a filing in 2007 by us and Texas Holdings with the PUCT pursuant to Section 14.101(b) of PURA and PUCT Substantive Rule 25.75. Among other things, the stipulation required us to file a rate review no later than July 1, 2008 based on a test year ended December 31, 2007, which we filed in June 2008. The PUCT issued a final order with respect to the rate review in August 2009. In July 2008, Nucor Steel filed an appeal of the PUCT's order in the 200th District Court of Travis County, Texas. A hearing on the appeal was held in June 2010, and the District Court affirmed the PUCT order in its entirety. Nucor Steel appealed that ruling to the Third Court of Appeals in Austin, Texas in July 2010. Oral argument was held before the court in March 2011. There is no deadline for the court to act. While we are unable to predict the outcome of the appeal, we do not expect the appeal to affect the major provisions of the stipulation.

In addition to commitments we made in our filings in the PUCT review, the stipulation included the following provisions, among others:

•

We provided a one-time $72 million refund to our REP customers in the September 2008 billing cycle. The refund was in the form of a credit on distribution fee billings. The liability for the refund was previously recorded as part of purchase accounting.

•

Consistent with a 2006 cities rate settlement, we filed a system-wide rate review in June 2008 based on a test-year ended December 31, 2007. In August 2009, the PUCT issued a final order in this rate review. See Note 5.

•

Cash distributions to our members will be limited through December 31, 2012, to an amount not to exceed our net income (determined in accordance with US GAAP, subject to certain defined adjustments) for the period beginning October 11, 2007 and ending December 31, 2012, and are further limited by an agreement that our regulatory capital structure, as determined by the PUCT, will be at or below the assumed debt-to-equity ratio established periodically by the PUCT for ratemaking purposes, which is currently set at 60% debt to 40% equity (see Note 9).

•

We committed to minimum capital spending of $3.6 billion over the five-year period ending December 31, 2012, subject to certain defined conditions. Approximately 94% of this total was spent as of December 31, 2011. This spending does not include the capital spending on CREZ facilities.

•

We committed to an additional $100 million in spending over the five-year period ending December 31, 2012 on demand-side management or other energy efficiency initiatives. Approximately 75% of this total was spent at December 31, 2011. These additional expenditures will not be recoverable in rates, and this amount was recorded as a regulatory liability as part of purchase accounting and consistent with accounting standards related to the effect of certain types of regulation.

•	If our credit rating is below investment grade with two or more rating agencies, TCEH will post a letter of credit in an amount of $170 million to secure TXU Energy's payment obligations to us.

•	We agreed not to request recovery of goodwill or any future impairment of the goodwill in our rates.

Regulatory Assets And Liabilities	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Regulatory Assets And Liabilities [Abstract]
Regulatory Assets And Liabilities

3. REGULATORY ASSETS AND LIABILITIES

Recognition of regulatory assets and liabilities and the amortization periods over which they are expected to be recovered or refunded through rate regulation reflect the decisions of the PUCT. Components of the regulatory assets and liabilities are provided in the table below. Amounts not earning a return through rate regulation are noted.

	Remaining Rate Recovery/Amortization Period at March 31, 2012	Carrying Amount
		March 31, 2012	December 31, 2011
Regulatory assets:
Generation-related regulatory assets securitized by transition bonds (a)(f)	4 years	$502	$531
Employee retirement costs	8 years	99	103
Employee retirement costs to be reviewed (b)(c)	To be determined	81	74
Employee retirement liability (a)(c)(d)	To be determined	690	707
Self-insurance reserve (primarily storm recovery costs) — net	8 years	214	221
Self-insurance reserve to be reviewed (b)(c)	To be determined	65	71
Securities reacquisition costs (pre-industry restructure)	5 years	46	48
Securities reacquisition costs (post-industry restructure) — net	Terms of related debt	2	2
Recoverable amounts in lieu of deferred income taxes — net	Life of related asset or liability	97	104
Rate review expenses (a)	Largely 3 years	10	11
Rate review expenses to be reviewed (b)(c)	To be determined	1	1
Advanced meter customer education costs (c)	8 years	9	9
Deferred conventional meter depreciation	8 years	119	107
Energy efficiency performance bonus (a)	1 year	6	8
Under-recovered wholesale transmission service expense (a)(c)	1 year	34	—
Wholesale transmission settlement costs	Not applicable	—	9
Other regulatory assets	Not applicable	—	1

Total regulatory assets		1,975	2,007

Regulatory liabilities:
Nuclear decommissioning cost over-recovery (a)(c)(e)	Not applicable	269	225
Estimated net removal costs	Life of utility plant	146	115
Committed spending for demand-side management initiatives (a)	1 year	21	25
Deferred advanced metering system revenues	8 years	41	52
Investment tax credit and protected excess deferred taxes	Various	32	33
Over-collection of transition bond revenues (a)(f)	4 years	33	37
Over-recovered wholesale transmission service expense (a)(c)	1 year	—	13
Energy efficiency programs (a)	Not applicable	8	2

Total regulatory liabilities		550	502

Net regulatory asset		$1,425	$1,505

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Costs incurred since the period covered under the last rate review.
(c)	Recovery is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(d)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
(e)	Offset by an intercompany receivable from TCEH. See Note 9.
(f)	Bondco net regulatory assets of $409 million at March 31, 2012 consisted of $442 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million. Bondco net regulatory assets of $427 million at December 31, 2011 consisted of $464 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $37 million.

5. REGULATORY ASSETS AND LIABILITIES

Recognition of regulatory assets and liabilities and the amortization periods over which they are expected to be recovered or refunded through rate regulation reflect the decisions of the PUCT. Components of the regulatory assets and liabilities are provided in the table below. Amounts not earning a return through rate regulation are noted.

	Remaining Rate Recovery/Amortization Period at December 31, 2011	Carrying Amount
		December 31, 2011	December 31, 2010
Regulatory assets:
Generation-related regulatory assets securitized by transition bonds (a)(f)	5 years	$531	$647
Employee retirement costs (g)	8 years	103	63
Employee retirement costs to be reviewed (b)(c)	To be determined	74	75
Employee retirement liability (a)(c)(d)	To be determined	707	910
Self-insurance reserve (primarily storm recovery costs) — net (g)	8 years	221	117
Self-insurance reserve to be reviewed (b)(c)	To be determined	71	135
Securities reacquisition costs (pre-industry restructure)	6 years	48	55
Securities reacquisition costs (post-industry restructure) — net	Terms of related debt	2	1
Recoverable amounts in lieu of deferred income taxes — net	Life of related asset or liability	104	117
Rate review expenses (a)	Largely 3 years	11	6
Rate review expenses to be reviewed (b)(c)	To be determined	1	4
Advanced meter customer education costs (c)	9 years	9	8
Deferred conventional meter depreciation	9 years	107	60
Energy efficiency performance bonus (a)	1 year	8	11
Under-recovered wholesale transmission service expense (a)(c)	1 year	—	8
Wholesale transmission settlement costs	Not applicable	9	—
Other regulatory assets	Not applicable	1	—

Total regulatory assets		2,007	2,217

Regulatory liabilities:
Nuclear decommissioning cost over-recovery (a)(c)(e)	Not applicable	225	206
Estimated net removal costs	Life of utility plant	115	28
Committed spending for demand-side management initiatives (a)	2 years	25	53
Deferred advanced metering system revenues	9 years	52	68
Investment tax credit and protected excess deferred taxes	Various	33	39
Over-collection of transition bond revenues (a)(f)	5 years	37	33
Over-recovered wholesale transmission service expense (a)(c)	1 year	13	—
Energy efficiency programs (a)	Not applicable	2	8

Total regulatory liabilities		502	435

Net regulatory asset		$1,505	$1,782

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Costs incurred since the period covered under the last rate review.
(c)	Recovery is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(d)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
(e)	Offset by an intercompany receivable from TCEH. See Note 14.
(f)	Bondco net regulatory assets of $427 million at December 31, 2011 consist of $464 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $37 million. Bondco net regulatory assets of $516 million at December 31, 2010 consist of $549 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million.
(g)	Amortization period effective January 1, 2012.

The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act enacted in March 2010 reduce, effective 2013, the amount of OPEB costs deductible for federal income tax purposes by the amount of the Medicare Part D subsidy received by the EFH Corp. OPEB plans in which we participate. Under income tax accounting rules, deferred tax assets related to accrued OPEB liabilities must be reduced immediately for the future effect of the legislation. Accordingly, in the first quarter of 2010, our assets in lieu of deferred tax assets were reduced by $42 million. All of this amount was recorded as a regulatory asset (before gross-up for liability in lieu of deferred income taxes) as the additional amounts due related to income taxes are expected to be recoverable in our future rates.

As a result of purchase accounting, in 2007 the carrying value of certain generation-related regulatory assets securitized by transition bonds, which have been reviewed and approved by the PUCT for recovery but without earning a rate of return, was reduced by $213 million. This amount will be accreted to other income over the recovery period remaining at October 10, 2007 (approximately nine years). On August 31, 2009, the PUCT issued a final order in our rate review filed in June 2008. The rate review included a determination of the recoverability of regulatory assets at December 31, 2007, including the recoverability period of those assets deemed allowable by the PUCT. The PUCT's findings included denial of recovery of certain regulatory assets primarily related to business restructuring costs and rate review expenses, which resulted in a $25 million charge ($16 million after tax) in the third quarter of 2009 reported as write off of regulatory assets.

In September 2008, the PUCT approved a settlement for us to recover our estimated future investment for advanced metering deployment. We began billing the advanced metering surcharge in the January 2009 billing month cycle. The surcharge is expected to total $1.023 billion over the 11-year recovery period and includes a cost recovery factor of $2.19 per month per residential retail customer and $2.39 to $5.15 per month for non-residential retail customers. We account for the difference between the surcharge billings for advanced metering facilities and the allowed revenues under the surcharge provisions, which are based on expenditures and an allowed return, as a regulatory asset or liability. Such differences arise principally as a result of timing of expenditures. As indicated in the table above, the regulatory liability at December 31, 2011 and 2010 totaled $52 million and $68 million, respectively.

In accordance with the PUCT's August 2009 order in our rate review, the remaining net book value and anticipated removal cost of existing conventional meters that are being replaced by advanced meters are being charged to depreciation and amortization expense over an 11-year cost recovery period.

See Note 14 for additional information regarding nuclear decommissioning cost recovery.

Borrowings Under Credit Facilities	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Borrowings Under Credit Facilities [Abstract]
Borrowings Under Credit Facilities

4. BORROWINGS UNDER CREDIT FACILITIES

At March 31, 2012, we had a $2.0 billion secured revolving credit facility, expiring in October 2016, to be used for working capital and general corporate purposes, issuances of letters of credit and support for any commercial paper issuances. We may request increases in our borrowing capacity in increments of not less than $100 million, not to exceed $500 million in the aggregate, provided certain conditions are met, including lender approval. We have the option of requesting up to two additional one-year extensions, with such extensions subject to certain conditions and lender approval. Borrowings are classified as short-term on the balance sheet.

Borrowings under the revolving credit facility are secured equally and ratably with all of our other secured indebtedness by a first priority lien on property we acquired or constructed for the transmission and distribution of electricity. The property is mortgaged under the Deed of Trust.

At March 31, 2012, we had outstanding borrowings under the revolving credit facility totaling $738 million with an interest rate of 1.37% and outstanding letters of credit totaling $6 million. At December 31, 2011, we had outstanding borrowings under the revolving credit facility totaling $392 million with an interest rate of 1.40% and outstanding letters of credit totaling $6 million. At March 31, 2012, all outstanding borrowings bore interest at LIBOR plus 1.125%, letters of credit bore interest at 1.125%, and a facility fee was payable on the unfunded commitments under the facility, each based on our current credit ratings. Amounts borrowed under the facility, once repaid, can be borrowed again from time to time.

Subject to the limitations described below, borrowing capacity available under the credit facility at March 31, 2012 and December 31, 2011 was $1.256 billion and $1.602 billion, respectively. Generally, our indentures and revolving credit facility limit the incurrence of other secured indebtedness except for indebtedness secured equally and ratably with the indentures and revolving credit facility and certain permitted exceptions. As described further in Note 7 to Financial Statements included in our 2011 Form 10-K, the Deed of Trust permits us to secure indebtedness (including borrowings under our revolving credit facility) with the lien of the Deed of Trust up to the aggregate of (i) the amount of available bond credits, and (ii) 85% of the lower of the fair value or cost of certain property additions that could be certified to the Deed of Trust collateral agent. At March 31, 2012, the available bond credits were approximately $1.289 billion and the amount of additional potential indebtedness that could be secured by property additions, subject to a certification process, was $1.135 billion. At March 31, 2012, the available borrowing capacity of the revolving credit facility could be fully drawn. See Note 6 to Financial Statements included in our 2011 Form 10-K for additional information.

6. BORROWINGS UNDER CREDIT FACILITIES

In August 2011, we amended our $2.0 billion secured revolving credit facility to terminate the commitment of a subsidiary of Lehman Brothers Holdings Inc., a lender under the revolving credit facility, which had filed for bankruptcy and had an approximately $122 million unfunded commitment (net of approximately $10 million of its commitment funded under the revolving credit facility). In October 2011, we amended and restated our secured revolving credit facility (revolving credit facility). The revolving credit facility provides for up to $2.0 billion aggregate principal amount of borrowings. We may request increases of up to $500 million, in $100 million increments, provided certain conditions are met, including lender approval. The revolving credit facility has a five-year term expiring in October 2016. We have the option of requesting up to two additional one-year extensions, with such extensions subject to certain conditions and lender approval.

The revolving credit facility may be used for working capital and general corporate purposes, issuances of letters of credit and support for any commercial paper issuances. At December 31, 2011, we had outstanding borrowings under the revolving credit facility totaling $392 million with an interest rate of 1.40% and outstanding letters of credit totaling $6 million. At December 31, 2010, we had outstanding borrowings under the revolving credit facility totaling $377 million with an interest rate of 0.53% and outstanding letters of credit totaling $6 million. All outstanding borrowings at December 31, 2011, bore interest at LIBOR plus 1.125%, letters of credit bore interest at 1.125%, and a facility fee was payable on the unfunded commitments under the facility, each based on our current credit ratings. Amounts borrowed under the facility, once repaid, can be borrowed again from time to time. Borrowings are classified as short-term on the balance sheet.

Subject to the limitations described below, borrowing capacity available under the revolving credit facility at December 31, 2011 and December 31, 2010 was $1.602 billion and $1.495 billion, respectively. The availability at December 31, 2010 excluded $122 million of unfunded commitments from a subsidiary of Lehman Brothers Holdings Inc. that filed for bankruptcy under Chapter 11 of the US Bankruptcy Code.

Borrowings under the revolving credit facility are secured equally and ratably with all of our other secured indebtedness by a first priority lien on property we acquired or constructed for the transmission and distribution of electricity, which property is mortgaged under the Deed of Trust. Generally, our indentures and revolving credit facility limit the incurrence of other secured indebtedness except for indebtedness secured equally and ratably with the indentures and revolving credit facility and certain permitted exceptions. As described further in Note 7, the Deed of Trust permits us to secure indebtedness (including borrowings under our revolving credit facility) with the lien of the Deed of Trust up to the aggregate of (i) the amount of available bond credits, and (ii) 85% of the lower of the fair value or cost of certain property additions that could be certified to the Deed of Trust collateral agent. At December 31, 2011, the revolving credit facility could be fully drawn.

Loans under the revolving credit facility bear interest at per annum rates equal to, at our option, (i) LIBOR plus a spread ranging from 1.00% to 1.75% depending on certain credit ratings assigned to our senior secured non-credit enhanced long-term debt or (ii) an alternate base rate (the highest of (1) the prime rate of JPMorgan Chase, (2) the federal funds effective rate plus 0.50%, and (3) daily one-month LIBOR plus 1%) plus a spread ranging from 0.00% to 0.75%, depending on certain credit ratings assigned to our senior secured non-credit enhanced long-term debt. Based on our ratings as of December 31, 2011, our LIBOR-based borrowings bear interest at LIBOR plus 1.125%.

An unused commitment fee is payable quarterly in arrears and upon termination or commitment reduction at a rate per annum equal to 0.100% to 0.275% (such spread depending on certain credit ratings assigned to our senior secured debt) of the daily unused commitments under the revolving credit facility. Based on our ratings as of December 31, 2011, our unused commitment fee is 0.125%. Letter of credit fees on the stated amount of letters of credit issued under the revolving credit facility are payable to the lenders quarterly in arrears and upon termination at a rate per annum equal to the spread over adjusted LIBOR. Customary fronting and administrative fees are also payable to letter of credit fronting banks.

The revolving credit facility contains customary covenants for facilities of this type, restricting, subject to certain exceptions, us and our subsidiaries from, among other things: incurring additional liens; entering into mergers and consolidations; and sales of substantial assets. In addition, the revolving credit facility requires that we maintain a consolidated senior debt to capitalization ratio of no greater than 0.65 to 1.00 and observe certain customary reporting requirements and other affirmative covenants. At December 31, 2011, we were in compliance with these covenants.

The revolving credit facility also contains customary events of default for facilities of this type, the occurrence of which would allow the lenders to accelerate all outstanding loans and terminate their commitments, including certain changes in control that are not permitted transactions, cross-default provisions in the event we or any of our subsidiaries (other than Bondco) defaults on indebtedness in a principal amount in excess of $100 million or receives judgments for the payment of money in excess of $50 million that are not discharged within 60 days.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

4. INCOME TAXES

The components of our reported provision in lieu of income taxes are as follows:

	Year Ended December 31,
	2011	2010	2009
Reported in operating expenses:
Current:
US federal	$(55)	$(6)	$19
State	21	21	17
Deferred:
US federal	248	183	117
State	—	—	(3)
Amortization of investment tax credits	(5)	(5)	(5)

Total	209	193	145

Reported in other income and deductions:
Current:
US federal	9	11	13
State	1	1	1
Deferred federal	10	10	14

Total	20	22	28

Total provision in lieu of income taxes	$229	$215	$173

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2011	2010	2009
Income before provision in lieu of income taxes	$596	$567	$493

Provision in lieu of income taxes at the US federal statutory rate of 35%	$209	$198	$173
Amortization of investment tax credits – net of deferred tax effect	(5)	(5)	(5)
Amortization (under regulatory accounting) of statutory tax rate changes	(3)	(3)	(2)
Texas margin tax, net of federal tax benefit	14	13	12
Medicare subsidy	—	(1)	(6)
Nondeductible losses (gains) on benefit plan investments	(1)	(1)	(1)
Other, including audit settlements	15	14	2

Reported provision in lieu of income taxes	$229	$215	$173

Effective rate	38.4%	37.9%	35.1%

The net amounts of $2.018 billion and $1.827 billion reported in the balance sheets at December 31, 2011 and 2010, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities. Upon the sale of equity interests in 2008 (see Note 9), we became a partnership for US federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders. Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders for income taxes as the partnership earnings become taxable to the equity holders. Accordingly, as the temporary differences become taxable, we will pay the equity holders. In the unlikely event such amounts are not paid under the tax sharing agreement, it is probable that they would be reimbursed to rate payers.

At December 31, 2011 and 2010, we had $49 million and $13 million of alternative minimum tax (AMT) credit carryforwards, respectively, available to offset future tax sharing payments. The AMT credit carryforwards have no expiration date. At December 31, 2011, we had net operating loss (NOL) carryforwards for federal income tax purposes of $248 million that expire in 2032. The NOL carryforwards can be used to offset future taxable income. We expect to use all of our NOL carryforwards prior to their expiration date.

Accounting For Uncertainty in Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group. Effective with the November 2008 sale of equity interests, we became a partnership for US federal income tax purposes. EFH Corp. and its subsidiaries file income tax returns in US federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of EFH Corp. and its subsidiaries' income tax returns for the years ending prior to January 1, 2007 are complete, but the tax years 1997 through 2006 remain in appeals with the IRS. Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2002. Subsequent to November 2008, we are not a member of the EFH Corp. consolidated tax group and assess our liability for uncertain tax positions in our partnership returns.

The IRS audit for the years 2003 through 2006 was concluded in June 2011. A significant number of proposed adjustments are in appeals with the IRS. The results of the audit did not affect management's assessment of issues for purposes of determining the liability for uncertain tax positions.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in our consolidated balance sheet, during the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009
Balance at January 1, excluding interest and penalties	$82	$71	$122
Additions based on tax positions related to prior years	44	31	22
Reductions based on tax positions related to prior years	—	(20)	(73)

Balance at December 31, excluding interest and penalties	$126	$82	$71

Of the balances at December 31, 2011 and 2010, $115 million and $71 million, respectively, represent tax positions for which the uncertainty relates to the timing of recognition for tax purposes. The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period.

Noncurrent liabilities included a total of $21 million and $18 million in accrued interest at December 31, 2011 and 2010, respectively. Amounts recorded related to interest and penalties totaled an expense of $2 million in the year ended December 31, 2011 and a benefit of $1 million and $5 million in the years ended December 31, 2010 and 2009, respectively, as a result of reversals of previously accrued amounts (all amounts after tax). The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.

With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. or we sustain such positions on income tax returns previously filed, our liabilities recorded would be reduced by $11 million, resulting in increased net income and a favorable impact on the effective tax rate.

We do not expect the total amount of liabilities recorded related to uncertain tax positions will significantly increase or decrease within the next 12 months.

Long-Term Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

5. LONG-TERM DEBT

At March 31, 2012 and December 31, 2011, our long-term debt consisted of the following:

	March 31, 2012	December 31, 2011
Oncor (a):
6.375% Fixed Senior Notes due May 1, 2012	$376	$376
5.950% Fixed Senior Notes due September 1, 2013	524	524
6.375% Fixed Senior Notes due January 15, 2015	500	500
5.000% Fixed Senior Notes due September 30, 2017	324	324
6.800% Fixed Senior Notes due September 1, 2018	550	550
5.750% Fixed Senior Notes due September 30, 2020	126	126
7.000% Fixed Debentures due September 1, 2022	800	800
7.000% Fixed Senior Notes due May 1, 2032	500	500
7.250% Fixed Senior Notes due January 15, 2033	350	350
7.500% Fixed Senior Notes due September 1, 2038	300	300
5.250% Fixed Senior Notes due September 30, 2040	475	475
4.550% Fixed Senior Notes due December 1, 2041	300	300
Unamortized discount	(37)	(38)
Less amounts due currently	(376)	(376)

Total Oncor	4,712	4,711

Oncor Electric Delivery Transition Bond Company LLC (b):
4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013	30	56
5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015	145	145
4.810% Fixed Series 2004 Bonds due in semiannual installments through November 15, 2012	63	63
5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016	290	290
Unamortized fair value discount related to transition bonds	(2)	(3)
Less amount due currently	(119)	(118)

Total Oncor Electric Delivery Transition Bond Company LLC	407	433

Total long-term debt	$5,119	$5,144

(a)	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor's other secured indebtedness. See "Deed of Trust Amendment" in Note 7 to Financial Statements included in our 2011 Form 10-K for additional information.
(b)	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.

Debt Repayments in 2012

Repayments of long-term debt in 2012 totaled $26 million and represent transition bond principal payments at scheduled maturity dates.

Interest Rate Hedge Transaction

In August 2011, we entered into an interest rate hedge transaction hedging the variability of treasury bond rates used to determine interest rates on an anticipated issuance of senior secured notes (see Note 7 to Financial Statements included in our 2011 Form 10-K for information regarding the debt issuance). The hedges were terminated in November 2011 upon the issuance of the senior secured notes. We recognized the $46 million ($29 million after tax) loss related to the fair value of the hedge transaction in accumulated other comprehensive income. Approximately $1 million of the amount reported in accumulated other comprehensive income is expected to be reclassified into net income annually.

Fair Value of Long-Term Debt

The estimated fair value of our long-term debt (including current maturities) totaled $6.394 billion and $6.705 billion at March 31, 2012 and December 31, 2011, respectively, and the carrying amount totaled $5.614 billion and $5.638 billion, respectively. The fair value is estimated at the lesser of either the call price or the market value as determined by quoted market prices, representing Level 1 valuations under accounting standards related to the determination of fair value.

7. LONG-TERM DEBT

At December 31, 2011 and 2010, our long-term debt consisted of the following:

	At December 31,
	2011	2010
Oncor (a):
6.375% Fixed Senior Notes due May 1, 2012	$376	$376
5.950% Fixed Senior Notes due September 1, 2013	524	524
6.375% Fixed Senior Notes due January 15, 2015	500	500
5.000% Fixed Senior Notes due September 30, 2017	324	324
6.800% Fixed Senior Notes due September 1, 2018	550	550
5.750% Fixed Senior Notes due September 30, 2020	126	126
7.000% Fixed Debentures due September 1, 2022	800	800
7.000% Fixed Senior Notes due May 1, 2032	500	500
7.250% Fixed Senior Notes due January 15, 2033	350	350
7.500% Fixed Senior Notes due September 1, 2038	300	300
5.250% Fixed Senior Notes due September 30, 2040	475	475
4.550% Fixed Senior Notes due December 1, 2041	300	—
Unamortized discount	(38)	(42)
Less amount due currently	(376)	—

Total Oncor	4,711	4,783

Oncor Electric Delivery Transition Bond Company LLC (b):
4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013	56	101
5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015 (c)	145	145
4.810% Fixed Series 2004 Bonds due in semiannual installments through November 15, 2012	63	131
5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016 (c)	290	290
Unamortized fair value discount related to transition bonds	(3)	(4)
Less amount due currently	(118)	(113)

Total Oncor Electric Delivery Transition Bond Company LLC	433	550

Total long-term debt	$5,144	$5,333

(a)	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor's other secured indebtedness. See "Deed of Trust Amendment" below for additional information.
(b)	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.
(c)	Principal installments will commence in August 2012 and May 2012, respectively.

Debt-Related Activity in 2011

Debt Repayments

Repayments of long-term debt in 2011 totaled $113 million and represent transition bond principal payments at scheduled maturity dates.

Interest Rate Hedge Transaction

In August 2011, we entered into an interest rate hedge transaction hedging the variability of treasury bond rates used to determine interest rates on an anticipated issuance of senior secured notes (see below for information regarding the debt issuance). The hedges were terminated in November 2011 upon the issuance of the senior secured notes. We recognized the loss related to the fair value of the hedge transaction in accumulated other comprehensive income. Approximately $1 million of the amount reported in accumulated other comprehensive income at December 31, 2011, is expected to be reclassified into net income within twelve months.

Issuance of New Senior Secured Notes

In November 2011, we issued $300 million aggregate principal amount of 4.550% senior secured notes maturing in December 2041 (2041 Notes). We used the net proceeds of approximately $297 million from the sale of the notes to repay borrowings under our revolving credit facility, including loans under the revolving credit facility and for general corporate purposes. The notes are secured by the first priority lien described below, and are secured equally and ratably with all of our other secured indebtedness.

Interest on the 2041 Notes is payable in cash semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2012. We may at our option redeem the notes, in whole or in part, at any time, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a "make-whole" premium. The notes also contain customary events of default, including failure to pay principal or interest on the notes when due.

The 2041 Notes were issued in a private placement and have not been registered under the Securities Act. We have agreed, subject to certain exceptions, to register with the SEC notes having substantially identical terms as the 2041 Notes (except for provisions relating to the transfer restriction and payment of additional interest) as part of an offer to exchange freely tradable exchange notes for the 2041 Notes. We have agreed to use commercially reasonable efforts to cause the exchange offer to be completed within 315 days after the issue date of the 2041 Notes, or if required, to use commercially reasonable efforts to have one or more shelf registration statements declared effective within the later of 180 days after such shelf registration statement filing obligation arises and 270 days after the issue date of the 2041 Notes. If we do not comply with this obligation (a registration default), the annual interest rate on the notes will increase 50 basis points per annum until the earlier of the expiration of the registration default or the second anniversary of the issue date of the 2041 Notes.

Deed of Trust

Our secured indebtedness, including the 2041 Notes described above and the revolving credit facility described in Note 6, are secured equally and ratably by a first priority lien on property we acquired or constructed for the transmission and distribution of electricity. The property is mortgaged under the Deed of Trust. The Deed of Trust permits us to secure indebtedness (including borrowings under our revolving credit facility) with the lien of the Deed of Trust up to the aggregate of (i) the amount of available bond credits, and (ii) 85% of the lower of the fair value or cost of certain property additions that could be certified to the Deed of Trust collateral agent. At December 31, 2011, the amount of available bond credits was approximately $1.635 billion and the amount of future debt we could secure with property additions, subject to those property additions being certified to the Deed of Trust collateral agent, was $708 million.

Debt-Related Activity in 2010

Debt Repayments

Repayments of long-term debt in 2010 totaled $108 million and represent transition bond principal payments at scheduled maturity dates.

Issuance of New Senior Secured Notes

In September 2010, we issued $475 million aggregate principal amount of 5.250% senior secured notes maturing in September 2040 (2040 Notes). We used the net proceeds of approximately $465 million from the sale of the notes to repay borrowings under our revolving credit facility, including loans under the revolving credit facility and for general corporate purposes. The notes are secured by the first priority lien described below, and are secured equally and ratably with all of our other secured indebtedness.

Interest on the 2040 Notes is payable in cash semiannually in arrears on March 30 and September 30 of each year, and began on March 30, 2011. We may redeem the notes, in whole or in part, at any time, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a "make-whole" premium. The notes also contain customary events of default, including failure to pay principal or interest on the notes when due.

Debt Exchange

In September 2010, we announced an offer to exchange up to $350 million of our outstanding 6.375% senior secured notes due 2012 and up to $325 million of our outstanding 5.950% senior secured notes due 2013 (collectively, the Original Notes) for newly issued 5.000% senior secured notes due 2017 (2017 Notes) and newly issued 5.750% senior secured notes due 2020 (2020 Notes, and together with the 2017 Notes, New Notes), respectively. In October 2010, we issued approximately $324 million aggregate principal amount of the 2017 Notes and approximately $126 million aggregate principal amount of the 2020 Notes in exchange for an equivalent principal amount of the respective Original Notes validly tendered. We did not receive any cash proceeds from the exchange. Under accounting guidelines, we recorded the exchange transaction related to the $324 million aggregate principal amount of 6.375% senior secured notes due 2012 as a debt retirement, which resulted in a fair value discount totaling $25 million and a gain deferred as a regulatory liability totaling $25 million. We recorded the exchange transaction related to the $126 million aggregate principal amount of the 5.950% senior secured notes due 2013 as a debt modification.

Deed of Trust Amendment

In September 2010, we amended the Deed of Trust. Prior to the amendment, the Deed of Trust provided that we could release the lien upon the satisfaction and discharge of all of our obligations under the revolving credit facility. The amendment to the Deed of Trust eliminated this ability to release the lien prior to the payment and performance in full of all obligations secured by the lien of the Deed of Trust. At December 31, 2010, the amount of available bond credits was approximately $1.386 billion and the amount of future debt we could secure with property additions, subject to those property additions being certified to the Deed of Trust collateral agent, was $1.161 billion.

Maturities

Long-term debt maturities at December 31, 2011, are as follows:

Year	Amount
2012	$494
2013	648
2014	131
2015	639
2016	41
Thereafter	3,726
Unamortized fair value discount	(3)
Unamortized discount	(38)

Total	$5,638

Fair Value of Long-Term Debt

The estimated fair value of our long-term debt (including current maturities) totaled $6.705 billion and $6.136 billion at December 31, 2011 and 2010, respectively, and the carrying amount totaled $5.638 billion and $5.446 billion, respectively. The fair value is estimated at the lesser of either the call price or the market value as determined by quoted market prices.

Commitments And Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

6. COMMITMENTS AND CONTINGENCIES

Guarantees

We have entered into contracts that contain guarantees to unaffiliated parties that could require performance or payment under certain conditions as discussed below.

We are the lessee under various operating leases that obligate us to guarantee the residual values of the leased assets. At March 31, 2012, both the aggregate maximum amount of residual values guaranteed and the estimated residual recoveries totaled approximately $7 million. These leased assets consist primarily of vehicles used in distribution activities. The average life of the residual value guarantees under the lease portfolio is approximately 1.6 years.

For the purpose of obtaining greater access to materials, we have guaranteed the repayment of borrowings under a nonaffiliated party's $5 million credit facility maturing on December 31, 2012. The nonaffiliated party's borrowings under the credit facility are limited to inventory produced solely to satisfy the terms of a contract with us. We would be entitled to the related inventory upon repayment of the credit facility (or payment to nonaffiliated party). At March 31, 2012, the nonaffiliated party had no outstanding borrowings under the facility.

Legal/Regulatory Proceedings

In October 2010, the PUCT established Docket No. 38780 for the remand of Docket No. 20381, the 1999 wholesale transmission charge matrix case. A joint settlement agreement was entered into effective October 6, 2003. This settlement resolves disputes regarding wholesale transmission pricing and charges for the period of January 1997 through August 1999, the period prior to the September 1, 1999 effective date of the legislation that authorized 100% postage stamp pricing for ERCOT wholesale transmission. Since a series of appeals has become final, the 1999 matrix docket has been remanded to the PUCT to address two additional issues.

The first issue is the wholesale transmission transition mechanism for the period of September 1999 through December 1999. The disputed issue is whether the PUCT should have allowed the transition mechanism to continue for the last four months of 1999. The appealing parties (Texas Municipal Power Agency, the City of Denton, the City of Garland and GEUS (formerly known as Greenville Electric Utility System)) argued that the transition mechanism was not authorized in the September 1, 1999 100% postage stamp pricing legislation. Our transmission deficit position was mitigated by approximately $8 million in the last four months of 1999 through the transition mechanism. In October 2011, certain parties filed a proposed settlement of this issue, subject to PUCT approval, in which we would pay approximately $9 million including interest through October 9, 2003. The PUCT approved the settlement in January 2012. No appeals were filed prior to the appeals deadline, and the PUCT order became final in February 2012. We made the payment in accordance with the settlement in February 2012. We believe recovery of the settlement payment through future rates is probable.

The second issue is the San Antonio City Public Service Board's (CPSB) claim that the PUCT did not have the authority to reduce CPSB's requested Transmission Cost of Service (TCOS) revenue requirement. CPSB's initial TCOS rate was in effect from 1997 through 2000. Since the period of January 1997 through August 1999 is incorporated in the joint settlement, CPSB's remaining claim is for the period of September 1999 through December 2000. In January 2011, CPSB made a filing with the PUCT (PUCT Docket No. 39068), seeking an additional $22 million of TCOS revenue, including interest, for the 16-month period, of which we would be responsible for approximately $11 million. In late 2011, we intervened in the proceeding and, along with several other parties, filed motions to dismiss CPSB's request. In January 2012, the PUCT upheld an administrative law judge's earlier decision to dismiss CPSB's request. No appeals were filed prior to the appeals deadline, and the PUCT order became final in February 2012.

We are involved in various other legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, should not have a material effect upon our financial position, results of operations or cash flows. See Note 8 to Financial Statements included in our 2011 Form 10-K for additional information.

8. COMMITMENTS AND CONTINGENCIES

Leases

At December 31, 2011, our future minimum lease payments under operating leases (with initial or remaining noncancelable lease terms in excess of one year) were as follows:

Year	Amount
2012	$12
2013	5
2014	5
2015	3
2016	3
Thereafter	1

Total future minimum lease payments	$29

Rent charged to operation and maintenance expense totaled $15 million for each of the years ended December 31, 2011 and 2010 and $11 million for the year ended December 31, 2009.

Capital Expenditures

We and Texas Holdings agreed to the terms of a stipulation with major interested parties that was approved by the PUCT in 2008 as discussed in Note 3. As one of the provisions of this stipulation, we committed to minimum capital spending of $3.6 billion over the five-year period ending December 31, 2012, subject to certain defined conditions. At December 31, 2011, approximately 94% of this total had been spent. These expenditures do not include the CREZ facilities.

Efficiency Spending

We are required to annually invest in programs designed to improve customer electricity demand efficiencies to satisfy ongoing regulatory requirements. The 2012 requirement (excluding the amount in excess of regulatory requirements) is approximately $50 million.

Guarantees

We have entered into contracts that contain guarantees to unaffiliated parties that could require performance or payment under certain conditions as discussed below.

We are the lessee under various operating leases that obligate us to guarantee the residual values of the leased assets. At December 31, 2011, both the aggregate maximum amount of residual values guaranteed and the estimated residual recoveries totaled approximately $7 million. These leased assets consist primarily of vehicles used in distribution activities. The average life of the residual value guarantees under the lease portfolio is approximately 1.5 years.

In June 2010, for the purpose of obtaining greater access to materials, we guaranteed the repayment of borrowings under a nonaffiliated party's $20 million credit facility maturing on June 7, 2011. In June 2011, we extended the maturity of the guarantee to December 31, 2011. In December 2011, the credit facility was reduced to $5 million and the maturity extended to December 31, 2012. The nonaffiliated party's borrowings under the credit facility are limited to inventory produced solely to satisfy the terms of a contract with us. We would be entitled to the related inventory upon repayment of the credit facility (or payment to nonaffiliated party). At December 31, 2011, the nonaffiliated party had no outstanding borrowings under the facility.

Legal/Regulatory Proceedings

In October 2010, the PUCT established Docket No. 38780 for the remand of Docket No. 20381, the 1999 wholesale transmission charge matrix case. A joint settlement agreement was entered into effective October 6, 2003. This settlement resolves disputes regarding wholesale transmission pricing and charges for the period of January 1997 through August 1999, the period prior to the September 1, 1999 effective date of the legislation that authorized 100% postage stamp pricing for ERCOT wholesale transmission. Since a series of appeals has become final, the 1999 matrix docket has been remanded to the PUCT to address two additional issues.

The first issue is the wholesale transmission transition mechanism for the period of September 1999 through December 1999. The disputed issue is whether the PUCT should have allowed the transition mechanism to continue for the last four months of 1999. The appealing parties (Texas Municipal Power Agency, the City of Denton, the City of Garland and GEUS (formerly known as Greenville Electric Utility System)) argued that the transition mechanism was not authorized in the September 1, 1999 100% postage stamp pricing legislation. Our transmission deficit position was mitigated by approximately $8 million in the last four months of 1999 through the transition mechanism. In October 2011, certain parties filed a proposed settlement of this issue, subject to PUCT approval, in which we would pay approximately $9 million including interest through October 9, 2003. The PUCT approved the settlement at its January 12, 2012 open meeting. We anticipate making the payment in accordance with the settlement in the first quarter of 2012. We believe recovery of the settlement payment through future rates is probable.

The second issue is the San Antonio City Public Service Board's (CPSB) claim that the PUCT did not have the authority to reduce CPSB's requested Transmission Cost of Service (TCOS) revenue requirement. CPSB's initial TCOS rate was in effect from 1997 through 2000. Since the period of January 1997 through August 1999 is incorporated in the joint settlement, CPSB's remaining claim is for the period of September 1999 through December 2000. In January 2011, CPSB made a filing with the PUCT (PUCT Docket No. 39068), seeking an additional $22 million of TCOS revenue, including interest, for the 16-month period, of which we would be responsible for approximately $11 million. In late 2011, we intervened in the proceeding and, along with several other parties, filed motions to dismiss CPSB's request. In January 2012, the PUCT upheld an administrative law judge's earlier decision to dismiss CPSB's request.

We are involved in other various legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, should not have a material effect upon our financial position, results of operations or cash flows.

Labor Contracts

Certain of our employees are represented by a labor union and covered by a collective bargaining agreement with an expiration date of October 25, 2012.

Environmental Contingencies

We must comply with environmental laws and regulations applicable to the handling and disposal of hazardous waste. We are in compliance with all current laws and regulations; however, the impact, if any, of changes to existing regulations or the implementation of new regulations is not determinable. The costs to comply with environmental regulations can be significantly affected by the following external events or conditions:

•	changes to existing state or federal regulation by governmental authorities having jurisdiction over control of toxic substances and hazardous and solid wastes, and other environmental matters, and

•	the identification of additional sites requiring clean-up or the filing of other complaints in which we may be asserted to be a potential responsible party.

Membership Interests	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Membership Interests [Abstract]
Membership Interests

7. MEMBERSHIP INTERESTS

Cash Distributions

On April 25, 2012, our board of directors declared a cash distribution of $60 million, which will be paid to our members on May 1, 2012. In February 2012, our board of directors declared and we paid a cash distribution of $45 million to our members.

Distributions are limited to our cumulative net income and may not be paid except to the extent we maintain a required regulatory capital structure, as discussed below. At March 31, 2012, $70 million was eligible to be distributed to our members after taking into account these restrictions.

For the period beginning October 11, 2007 and ending December 31, 2012, our cash distributions (other than distributions of the proceeds of any issuance of limited liability company units) are limited by the Limited Liability Company Agreement and a stipulation agreement with the PUCT to an amount not to exceed our cumulative net income determined in accordance with US GAAP, as adjusted by applicable orders of the PUCT. Such adjustments include the removal of noncash impacts of purchase accounting and deducting two specific cash commitments. To date, the noncash impact consists of removing the effect of the 2008 $860 million goodwill impairment charge and the cumulative amount of net accretion of fair value adjustments. The two specific cash commitments are the $72 million ($46 million after tax) one-time refund to customers in September 2008 and the funds spent as part of the $100 million commitment for additional energy efficiency initiatives of which $79 million ($51 million after tax) has been spent through March 31, 2012. The goodwill impairment charge and refund are described in Notes 2 and 3 to Financial Statements included in our 2011 Form 10-K. At March 31, 2012, $351 million of membership interests was available for distribution under the cumulative net income restriction.

Distributions are further limited by our required regulatory capital structure to be at or below the assumed debt-to-equity ratio established periodically by the PUCT for ratemaking purposes, which is currently set at 60% debt to 40% equity. At March 31, 2012, our regulatory capitalization ratio was 59.5% debt and 40.5% equity. The PUCT has the authority to determine what types of debt and equity are included in a utility's debt-to-equity ratio. For purposes of this ratio, debt is calculated as long-term debt plus unamortized gains on reacquired debt less unamortized issuance expenses, premiums and losses on reacquired debt. The debt calculation excludes transition bonds issued by Bondco. Equity is calculated as membership interests determined in accordance with US GAAP, excluding the effects of purchase accounting (which included recording the initial goodwill and fair value adjustments and the subsequent related impairments and amortization). At March 31, 2012, $70 million was available for distribution to our members under the capital structure restriction.

Membership Interests

At March 31, 2012, our ownership was as follows: 80.03% held by Oncor Holdings and indirectly by EFH Corp., 19.75% held by Texas Transmission and 0.22% held indirectly by certain members of our management team and board of directors.

The following table presents the changes to membership interests during the three months ended March 31, 2012:

	Capital Accounts	Accumulated Other Comprehensive Gain (Loss)	Total Membership Interests
Balance at December 31, 2011	$7,212	$(31)	$7,181
Net income	75	—	75
Distributions	(45)	—	(45)
Net effects of cash flow hedges (net of tax)	—	1	1

Balance at March 31, 2012	$7,242	$(30)	$7,212

The following table presents the changes to membership interests during the three months ended March 31, 2011:

	Capital Accounts	Accumulated Other Comprehensive Loss	Total Membership Interests
Balance at December 31, 2010	$6,990	$(2)	$6,988
Net income	65	—	65
Distributions	(20)	—	(20)

Balance at March 31, 2011	$7,035	$(2)	$7,033

9. MEMBERSHIP INTERESTS

On February 14, 2012, our board of directors declared a cash distribution of between $42 million and $48 million to be paid to our members on February 21, 2012.

During 2011, our board of directors declared, and we paid, the following cash distributions to members:

Declaration Date	Payment Date	Amount Paid
October 25, 2011	October 26, 2011	$65
July 27, 2011	July 28, 2011	40
April 27, 2011	April 28, 2011	20
February 15, 2011	February 16, 2011	20

During 2010, our board of directors declared, and we paid, the following cash distributions to members:

Declaration Date	Payment Date	Amount Paid
October 27, 2010	November 1, 2010	$35
July 28, 2010	August 3, 2010	68
May 5, 2010	May 6, 2010	71
February 11, 2010	February 19, 2010	37

Distributions are limited to our cumulative net income and may not be paid except to the extent we maintain a required regulatory capital structure, as discussed below. At December 31, 2011, $45 million was eligible to be distributed to our members after taking into account these restrictions.

For the period beginning October 11, 2007 and ending December 31, 2012, our cash distributions (other than distributions of the proceeds of any issuance of limited liability company units) are limited by the Limited Liability Company Agreement and a stipulation agreement with the PUCT (see Note 3) to an amount not to exceed our cumulative net income determined in accordance with US GAAP, as adjusted by applicable orders of the PUCT. Such adjustments include the removal of noncash impacts of purchase accounting and deducting two specific cash commitments. To date, the noncash impact consists of removing the effect of the 2008 $860 million goodwill impairment charge and the cumulative amount of net accretion of fair value adjustments. The two specific cash commitments are the $72 million ($46 million after tax) one-time refund to customers in September 2008 and the funds spent as part of the $100 million commitment for additional energy efficiency initiatives of which $75 million ($48 million after tax) has been spent through December 31, 2011. The goodwill impairment charge and refund are described in Notes 2 and 3. At December 31, 2011, $327 million of membership interests was available for distribution under the cumulative net income restriction.

Distributions are further limited by our required regulatory capital structure to be at or below the assumed debt-to-equity ratio established periodically by the PUCT for ratemaking purposes, which is currently set at 60% debt to 40% equity. At December 31, 2011, our regulatory capitalization ratio was 59.7% debt and 40.3% equity. The PUCT has the authority to determine what types of debt and equity are included in a utility's debt-to-equity ratio. For purposes of this ratio, debt is calculated as long-term debt plus unamortized gains on reacquired debt less unamortized issuance expenses, premiums and losses on reacquired debt. The debt calculation excludes transition bonds issued by Bondco. Equity is calculated as membership interests determined in accordance with US GAAP, excluding the effects of purchase accounting (which included recording the initial goodwill and fair value adjustments and the subsequent related impairments and amortization). At December 31, 2011, $45 million was available for distribution to our members under the capital structure restriction.

We are a Delaware limited liability company and upon the execution and delivery of the Limited Liability Company Agreement in 2008, our single membership interest was converted into 635,000,000 units of membership interests.

Pension And Other Postretirement Employee Benefits (OPEB) Costs	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Pension And Other Postretirement Employee Benefits (OPEB) Costs [Abstract]
Pension And Other Postretirement Employee Benefits (OPEB) Costs

8. PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) COSTS

We are a participating employer in the EFH Retirement Plan and also participate with EFH Corp. and other subsidiaries of EFH Corp. to offer certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees. We also participate in the Oncor Plan, which is a supplemental retirement plan for certain employees whose retirement benefits cannot be fully earned under the qualified EFH Retirement Plan.

We recognized $1 million in net pension costs related to the Oncor Plan, primarily composed of interest costs, for each of the three months ended March 31, 2012 and 2011. Our net pension and OPEB costs related to EFH Corp.'s plans for the three months ended March 31, 2012 and 2011 are comprised of the following:

	Three Months Ended March 31,
	2012	2011
Components of net pension costs:
Service cost	$5	$5
Interest cost	27	28
Expected return on assets	(26)	(25)
Amortization of net loss	19	16

Net pension costs	25	24

Components of net OPEB costs:
Service cost	1	2
Interest cost	10	13
Expected return on assets	(3)	(3)
Amortization of prior service costs	(5)	—
Amortization of net loss	3	6

Net OPEB costs	6	18

Total net pension and OPEB costs	31	42
Less amounts deferred principally as property or a regulatory asset	(22)	(33)

Net amounts recognized as expense	$9	$9

The discount rates reflected in net pension and OPEB costs in 2012 are 5.00% and 4.95%. The expected rates of return on pension and OPEB plan assets reflected in the 2012 cost amounts are 7.4% and 6.8%, respectively.

We made cash contributions to EFH Corp.'s pension and OPEB plans and the Oncor Plan of $25 million, $4 million and $1 million, respectively, during the three months ended March 31, 2012, and expect to make additional cash contributions of $97 million, $14 million and $2 million, respectively, in the remainder of 2012.

12. PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS

Pension Plan

We are a participating employer in the EFH Retirement Plan, a defined benefit pension plan sponsored by EFH Corp. The EFH Retirement Plan is a qualified pension plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code), and is subject to the provisions of ERISA. All benefits are funded by the participating employers. The EFH Retirement Plan provides benefits to participants under one of two formulas: (i) a Cash Balance Formula under which participants earn monthly contribution credits based on their compensation and a combination of their age and years of service, plus monthly interest credits or (ii) a Traditional Retirement Plan Formula based on years of service and the average earnings of the three years of highest earnings. The interest component of the Cash Balance Formula is variable and is determined using the yield on 30-year Treasury bonds. Under the Cash Balance Formula, future increases in earnings will not apply to prior service costs.

All eligible employees hired after January 1, 2001 participate under the Cash Balance Formula. Certain employees, who, prior to January 1, 2002, participated under the Traditional Retirement Plan Formula, continue their participation under that formula. It is the participating employers' policy to fund the plans on a current basis to the extent deductible under existing federal tax regulations.

We also participated in an EFH Corp. supplemental retirement plan for certain employees, whose retirement benefits cannot be fully earned under the qualified Retirement Plan, the information for which is included below. We ceased participation in the EFH Corp. supplemental plan and implemented our own supplemental retirement plan effective January 1, 2010 (Oncor Plan). The Oncor Plan covers certain employees whose retirement benefits cannot be fully earned under the qualified EFH Retirement Plan and is substantially similar to the EFH Corp. supplemental retirement plan, except that we act as sponsor of the plan. At inception, the projected benefit obligation of the Oncor Plan was $32 million, which was 100% funded. We recognized $5 million, $1 million and $3 million in net pension costs related to the Oncor Plan, primarily composed of interest costs, for the years ended December 31, 2011, 2010 and 2009, respectively.

OPEB Plan

We participate with EFH Corp. and other subsidiaries of EFH Corp. to offer certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees (OPEB Plan). For employees retiring on or after January 1, 2002, the retiree contributions required for such coverage vary based on a formula depending on the retiree's age and years of service.

Regulatory Recovery of Pension and OPEB Costs

PURA provides for our recovery of pension and OPEB costs for all applicable former employees of the regulated predecessor integrated electric utility, which in addition to our active and retired employees consists largely of active and retired personnel engaged in TCEH's activities, related to service of those additional personnel prior to the deregulation and disaggregation of EFH Corp.'s businesses effective January 1, 2002. Accordingly, we entered into an agreement with TCEH whereby we assumed responsibility for applicable pension and OPEB costs related to those personnel.

We are authorized to establish a regulatory asset or liability for the difference between the amounts of pension and OPEB costs approved in current billing rates and the actual amounts that would otherwise have been recorded as charges or credits to earnings. Amounts deferred are ultimately subject to regulatory approval. At December 31, 2011 and 2010, we had recorded regulatory assets totaling $884 million and $1.048 billion, respectively, related to pension and OPEB costs, including amounts related to deferred expenses as well as amounts related to unfunded liabilities that otherwise would be recorded as other comprehensive income.

Pension and OPEB Costs Recognized as Expense

The pension and OPEB amounts provided herein represent our allocated amounts related to EFH Corp.'s plans based on actuarial computations and reflect our employee and retiree demographics as described above. We recognized the following net pension and OPEB costs as expense:

	Year Ended December 31,
	2011	2010	2009
Pension cost	$95	$67	$35
OPEB cost	74	63	55

Total benefit cost	169	130	90
Less amounts deferred as a regulatory asset or property or property	(132)	(93)	(66)

Net amounts recognized as expense	$37	$37	$24

EFH Corp. and participating employers use the calculated value method to determine the market-related value of the assets held in the trust. We include the realized and unrealized gains or losses in the market-related value of assets over a rolling four-year period. Each year, 25% of such gains and losses for the current year and for each of the preceding three years is included in the market-related value. Each year, the market-related value of assets is increased for contributions to the plan and investment income and is decreased for benefit payments and expenses for that year.

Detailed Information Regarding Pension and OPEB Benefits

The following pension and OPEB information is based on December 31, 2011, 2010 and 2009 measurement dates:

	Pension Plan			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2011	2010	2009	2011	2010	2009
Assumptions Used to Determine Net Periodic Pension and Benefit Cost:
Discount rate	5.50%	5.90%	6.90%	5.55%	5.90%	6.85%
Expected return on plan assets	7.70%	8.00%	8.25%	7.10%	7.60%	7.64%
Rate of compensation increase	3.74%	3.71%	3.75%	—	—	—

Components of Net Pension and Benefit Cost:
Service cost	$20	$19	$16	$7	$6	$4
Interest cost	110	106	107	54	52	52
Expected return on assets	(99)	(97)	(100)	(14)	(15)	(13)
Amortization of net transition obligation	—	—	—	1	1	1
Amortization of prior service cost (credit)	1	1	1	(1)	(1)	(1)
Amortization of net loss	63	38	11	27	20	12

Net periodic pension and benefit cost	95	67	35	74	63	55

Other Changes in Plan Assets and Benefit Obligations Recognized as Regulatory Assets:
Net loss (gain)	106	124	154	(91)	75	76
Prior service cost (credit)	—	—	—	(127)	1	—
Amortization of net loss	(63)	(38)	(11)	(27)	(20)	(12)
Amortization of transition obligation (asset)	—	—	—	(1)	(1)	(1)
Amortization of prior service (cost) credit	(1)	(1)	(1)	1	—	1
Purchase accounting adjustment	—	—	—	—	—	4

Total recognized as regulatory assets	42	85	142	(245)	55	68

Total recognized in net periodic pension and benefit costs and as regulatory assets	$137	$152	$177	$(171)	$118	$123

	Pension Plan			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2011	2010	2009	2011	2010	2009
Assumptions Used to Determine Benefit Obligations at Period End:
Discount rate	5.00%	5.50%	5.90%	4.95%	5.55%	5.90%
Rate of compensation increase	3.81%	3.74%	3.71%	—	—	—

	Pension Plan		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Change in Projected Benefit Obligation:
Projected benefit obligation at beginning of year	$2,052	$1,821	$1,004	$899
Service cost	20	19	7	6
Interest cost	110	106	54	52
Participant contributions	—	—	14	14
Medicare Part D reimbursement	—	—	5	3
Plan amendments	—	—	(127)	—
Actuarial (gain) loss	119	187	(97)	83
Benefits paid	(86)	(81)	(51)	(53)

Projected benefit obligation at end of year	$2,215	$2,052	$809	$1,004

Accumulated benefit obligation at end of year	$2,063	$1,894	$—	$—

Change in Plan Assets:
Fair value of assets at beginning of year	$1,341	$1,219	$208	$206
Actual return (loss) on assets	112	160	8	23
Employer contributions	175	43	18	18
Participant contributions	—	—	14	14
Benefits paid	(86)	(81)	(51)	(53)

Fair value of assets at end of year	$1,542	$1,341	$197	$208

Funded Status:
Projected benefit obligation at end of year	$(2,215)	$(2,052)	$(809)	$(1,004)
Fair value of assets at end of year	1,542	1,341	197	208

Funded status at end of year	$(673)	$(711)	$(612)	$(796)

	Pension Plan		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Amounts Recognized in the Balance Sheet Consist of:
Other current liabilities	$(3)	$(3)	$—	$—
Other noncurrent liabilities	(670)	(708)	(612)	(796)

Net liability recognized	$(673)	$(711)	$(612)	$(796)

Amounts Recognized as Regulatory Assets Consist of:
Net loss	$659	$616	$178	$296
Prior service cost (credit)	—	—	(131)	(5)
Net transition obligation	—	—	1	3

Net amount recognized	$659	$616	$48	$294

The following tables provide information regarding the assumed health care cost trend rates.

	Year Ended December 31,
	2011	2010
Assumed Health Care Cost Trend Rates – Not Medicare Eligible:
Health care cost trend rate assumed for next year	9.00%	9.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2021

Assumed Health Care Cost Trend Rates – Medicare Eligible:
Health care cost trend rate assumed for next year	8.00%	8.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2021

	1-Percentage Point Increase	1-Percentage Point Decrease
Sensitivity Analysis of Assumed Health Care Cost Trend Rates:
Effect on accumulated postretirement obligation	$100	$(83)
Effect on postretirement benefits cost	6	(5)

The following table provides information regarding pension plans with projected benefit obligations (PBO) and accumulated benefit obligations (ABO) in excess of the fair value of plan assets.

	At December 31,
	2011	2010
Pension Plans with PBO and ABO in Excess of Plan Assets :
Projected benefit obligations	$2,215	$2,052
Accumulated benefit obligations	2,063	1,894
Plan assets	1,542	1,341

Pension Plan and OPEB Plan Investment Strategy and Asset Allocations

The investment objective for the Retirement Plan is to invest in a suitable mix of assets to meet the future benefit obligations at an acceptable level of risk, while minimizing the volatility of contributions. Equity securities are held to achieve returns in excess of passive indexes by participating in a wide range of investment opportunities. International equity securities are used to further diversify the equity portfolio and may include investments in both developed and emerging international markets. Fixed income securities include primarily corporate bonds from a diversified range of companies, US Treasuries and agency securities and money market instruments. The investment strategy for fixed income investments is to maintain a high grade portfolio of securities, which assist in managing the volatility and magnitude of plan contributions and expense.

The target asset allocation ranges of pension plan investments by asset category are as follows:

Asset Category	Target Allocation Ranges

US equities	12%-34%
International equities	10%-26%
Fixed income	40%-70%
Other	0%-10%

Our investment objective for the OPEB Plan primarily follows the objectives of the Retirement Plan discussed above, while maintaining sufficient cash and short-term investments to pay near-term benefits and expenses. The actual amounts at December 31, 2011 provided below are consistent with our asset allocation targets.

Fair Value Measurement of Pension Plan Assets

At December 31, 2011 and 2010, pension plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2011				At December 31, 2010
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Interest-bearing cash	$—	$60	$—	$60	$—	$42	$—	$42
Equity securities:
US	263	54	—	317	259	58	—	317
International	152	50	—	202	152	52	—	204
Fixed income securities:
Corporate bonds (a)	—	859	—	859	—	698	—	698
US Treasuries	—	34	—	34	—	13	—	13
Other (b)	—	61	—	61	—	58	—	58
Preferred securities	—	—	9	9	—	—	9	9

Total assets	$415	$1,118	$9	$1,542	$411	$921	$9	$1,341

(a) Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody's.

(b) Other consists primarily of US agency securities.

There was no change in the fair value of Level 3 assets in the periods presented.

Fair Value Measurement of OPEB Plan Assets

At December 31, 2011 and 2010, OPEB plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2011				At December 31, 2010
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Interest-bearing cash	$—	$10	$—	$10	$—	$11	$—	$11
Equity securities:
US	52	3	—	55	61	4	—	65
International	23	3	—	26	27	4	—	31
Fixed income securities:
Corporate bonds (a)	—	54	—	54	—	54	—	54
US Treasuries	—	2	—	2	—	1	—	1
Other (b)	46	3	—	49	41	4	—	45
Preferred securities	—	—	1	1	—	—	1	1

Total assets	$121	$75	$1	$197	$129	$78	$1	$208

(a) Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody's.

(b) Other consists primarily of US agency securities.

There was no significant change in the fair value of Level 3 assets in the periods presented.

Expected Long-Term Rate of Return on Assets Assumption

The retirement plan strategic asset allocation is determined in conjunction with the plan's advisors and utilizes a comprehensive Asset-Liability modeling approach to evaluate potential long-term outcomes of various investment strategies. The modeling incorporates long-term rate of return assumptions for each asset class based on historical and future expected asset class returns, current market conditions, rate of inflation, current prospects for economic growth, and taking into account the diversification benefits of investing in multiple asset classes and potential benefits of employing active investment management.

EFH Retirement Plan		OPEB Plan
Asset Class	Expected Long-Term Rate of Return	Plan Type	Expected Long-Term Returns
US equity securities	8.2%	401(h) accounts	7.4%
International equity securities	9.7%	Life Insurance VEBA	6.8%
Fixed income securities	4.4%	Union VEBA	6.8%
Preferred securities	0.0%	Non-Union VEBA	3.1%

Weighted average	7.4%	Weighted average	6.8%

Significant Concentrations of Risk

The plans' investments are exposed to risks such as interest rate, capital market and credit risks. We seek to optimize return on investment consistent with levels of liquidity and investment risk which are prudent and reasonable, given prevailing capital market conditions and other factors specific to participating employers. While we recognize the importance of return, investments will be diversified in order to minimize the risk of large losses unless, under the circumstances, it is clearly prudent not to do so. There are also various restrictions and guidelines in place including limitations on types of investments allowed and portfolio weightings for certain investment securities to assist in the mitigation of the risk of large losses.

Assumed Discount Rate

We selected the assumed discount rate using the Aon Hewitt AA Above Median yield curve, which is based on actual corporate bond yields and at December 31, 2011 consisted of 261 corporate bonds with an average rating of AA using Moody's, S&P and Fitch ratings.

Amortization in 2012

In 2012, amortization of the net actuarial loss and prior service cost for the defined benefit pension plan from regulatory assets into net periodic benefit cost is expected to be $74 million and less than $1 million, respectively. Amortization of the net actuarial loss, prior service credit, and transition obligation for the OPEB Plan from regulatory assets into net periodic benefit cost is expected to be $14 million, a $20 million credit and $1 million, respectively.

Pension and OPEB Plan Cash Contributions

Our contributions to the benefit plans were as follows:

	Year Ended December 31,
	2011	2010	2009
EFH Retirement Plan contributions	$172	$40	$66
OPEB Plan contributions	18	18	18
Oncor Plan contributions	3	3	—

Total contributions	$193	$61	$84

Our estimated funding in 2012 of the EFH Retirement Plan, the OPEB Plan and the Oncor Plan is $122 million, $18 million and $3 million, respectively.

Future Benefit Payments

Estimated future benefit payments to (receipts from) beneficiaries are as follows:

	2012	2013	2014	2015	2016	2017-21
Pension benefits	$100	$105	$111	$116	$123	$721
OPEB	$48	$43	$45	$48	$51	$278
Medicare Part D subsidies	$(5)	$—	$—	$—	$—	$—

Thrift Plan

Our employees may participate in a qualified savings plan, the EFH Corp. Thrift Plan (Thrift Plan). This plan is a participant-directed defined contribution plan intended to qualify under Section 401(a) of the Code, and is subject to the provisions of ERISA. Under the terms of the Thrift Plan, employees who do not earn more than the IRS threshold compensation limit used to determine highly compensated employees may contribute, through pre-tax salary deferrals and/or after-tax applicable payroll deductions, the lesser of 75% of their regular salary or wages or the maximum amount permitted under law. Employees who earn more than such threshold may contribute from 1% to 16% of their regular salary or wages. Employer matching contributions are also made in an amount equal to 100% of the first 6% of employee contributions for employees who are covered under the Cash Balance Formula of the EFH Retirement Plan, and 75% of the first 6% of employee contributions for employees who are covered under the Traditional Retirement Plan Formula of the EFH Retirement Plan. Employer matching contributions are made in cash and may be allocated by participants to any of the plan's investment options. Our contributions to the Thrift Plan totaled $12 million, $11 million and $11 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Related-Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related-Party Transactions [Abstract]
Related-Party Transactions

9. RELATED–PARTY TRANSACTIONS

The following represent our significant related-party transactions:

•

We record revenue from TCEH, principally for electricity delivery fees, which totaled $227 million and $239 million for the three months ended March 31, 2012 and 2011, respectively. These fees are based on rates regulated by the PUCT that apply to all REPs. The balance sheets at March 31, 2012 and December 31, 2011 reflect receivables from TCEH totaling $120 million and $138 million, respectively, primarily related to these electricity delivery fees. These revenues included less than $1 million for each of the three months ended March 31, 2012 and 2011 pursuant to a transformer maintenance agreement with TCEH.

•

We recognize interest income from TCEH with respect to our generation-related regulatory assets, which have been securitized through the issuance of transition bonds by Bondco. This interest income, which is received on a monthly basis, serves to offset our interest expense on the transition bonds. This interest income totaled $7 million and $8 million for the three months ended March 31, 2012 and 2011, respectively.

•

Incremental amounts payable related to income taxes as a result of delivery fee surcharges to customers related to transition bonds are reimbursed by TCEH. Our financial statements reflect a note receivable from TCEH of $169 million ($41 million reported as current in trade accounts and other receivables from affiliates) at March 31, 2012 and $179 million ($41 million reported as current in trade accounts and other receivables from affiliates) at December 31, 2011 related to these income taxes. We review economic conditions, TCEH's credit ratings and historical payment activity to assess the overall collectability of these affiliated receivables. At March 31, 2012, there were no credit loss allowances related to the note receivable from TCEH.

•

EFH Corp. subsidiaries charge us for certain administrative services and shared facilities at cost. These costs, which are primarily reported in operation and maintenance expenses, totaled $7 million and $9 million for the three months ended March 31, 2012 and 2011, respectively.

•

Under Texas regulatory provisions, the trust fund for decommissioning the Comanche Peak nuclear generation facility is funded by a delivery fee surcharge we collect from REPs and remit monthly to TCEH. Delivery fee surcharges totaled $4 million for each of the three months ended March 31, 2012 and 2011. These trust fund assets are established with the intent to be sufficient to fund the estimated decommissioning liability (both reported on TCEH's balance sheet). Income and expenses associated with the trust fund and the decommissioning liability are offset by a net change in our intercompany receivable/payable to TCEH, which in turn results in a change in our reported net regulatory asset/liability. The regulatory liability of $269 million and $225 million at March 31, 2012 and December 31, 2011, respectively, represents the excess of the trust fund balance over the net decommissioning liability (see Note 3).

•

We are not a member of EFH Corp.'s consolidated tax group, but EFH Corp.'s consolidated federal income tax return includes EFH Corp.'s portion of our results due to EFH Corp.'s equity ownership in us. Under the terms of a tax sharing agreement among us, Oncor Holdings, Texas Transmission, Investment LLC and EFH Corp., we are generally obligated to make payments to Texas Transmission, Investment LLC and EFH Corp., pro rata in accordance with their respective membership interests, in an aggregate amount that is substantially equal to the amount of federal income taxes that we would have been required to pay if we were filing our own corporate income tax return. EFH Corp. also includes our results in its consolidated Texas state margin tax return, and consistent with the tax sharing agreement, we remit to EFH Corp. Texas margin tax payments, which are accounted for as income taxes and calculated as if we were filing our own return. See discussion in Note 1 to Financial Statements in our 2011 Form 10-K under "Income Taxes." Under the "in lieu of" tax concept, all in lieu of tax assets and tax liabilities represent amounts that will eventually be settled with our members. At March 31, 2012, we had amounts receivable from members under the agreement totaling $26 million ($21 million from EFH Corp. and $5 million from Texas Transmission and Investment LLC), which is due in 2012, and a current state income tax payable to EFH Corp. of $26 million. At December 31, 2011, we had amounts receivable from members under the agreement totaling $27 million ($22 million from EFH Corp. and $5 million from Texas Transmission and Investment LLC), which is due in 2012, and a current state income tax payable to EFH Corp. of $22 million, which are reported as a net current tax receivable from members of $5 million. We made no income tax payments to members in the three months ended March 31, 2012 or 2011.

•

Our PUCT-approved tariffs include requirements to assure adequate credit worthiness of any REP to support the REP's obligation to collect transition bond-related charges on behalf of Bondco. Under these tariffs, as a result of TCEH's credit rating being below investment grade, TCEH is required to post collateral support in an amount equal to estimated transition charges over specified time periods. Accordingly, at both March 31, 2012 and December 31, 2011, TCEH had posted letters of credit in the amount of $12 million for our benefit.

•

Affiliates of the Sponsor Group have, and from time-to-time may in the future (1) sell, acquire or participate in the offerings of our debt or debt securities in open market transactions or through loan syndications, and (2) perform various financial advisory, dealer, commercial banking and investment banking services for us and certain of our affiliates for which they have received or will receive customary fees and expenses. See Note 14 to Financial Statements included in our 2011 Form 10-K for additional information.

See Notes 7 and 8 for information regarding distributions to members and the allocation of EFH Corp.'s pension and OPEB costs, respectively.

14. RELATED-PARTY TRANSACTIONS

The following represent our significant related-party transactions:

•

We record revenue from TCEH, principally for electricity delivery fees, which totaled $1.0 billion, $1.1 billion and $1.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The fees are based on rates regulated by the PUCT that apply to all REPs. The balance sheets at December 31, 2011 and 2010 reflect receivables from TCEH totaling $138 million and $143 million, respectively, primarily related to these electricity delivery fees. These revenues included approximately $2 million for each of the years ended December 31, 2011, 2010 and 2009 pursuant to a transformer maintenance agreement with TCEH.

•

We recognize interest income from TCEH with respect to our generation-related regulatory assets, which have been securitized through the issuance of transition bonds by Bondco. The interest income, which is received on a monthly basis, serves to offset our interest expense on the transition bonds. This interest income totaled $32 million, $37 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•

Incremental amounts payable related to income taxes as a result of delivery fee surcharges to customers related to transition bonds are reimbursed by TCEH. Our financial statements reflect a note receivable from TCEH of $179 million ($41 million reported as current in trade accounts and other receivables from affiliates) at December 31, 2011 and $217 million ($39 million reported as current in trade accounts and other receivables from affiliates) at December 31, 2010 related to these income taxes. We review economic conditions, TCEH's credit ratings and historical payment activity to assess the overall collectability of these affiliated receivables. At December 31, 2011, there were no credit loss allowances related to the note receivable from TCEH.

•

EFH Corp. subsidiaries charge us for certain administrative services and shared facilities at cost. These costs, which are primarily reported in operation and maintenance expenses, totaled $38 million, $40 million and $26 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•

Under Texas regulatory provisions, the trust fund for decommissioning the Comanche Peak nuclear generation facility (reported on TCEH's balance sheet) is funded by a delivery fee surcharge we collect from REPs and remit monthly to TCEH. Delivery fee surcharges totaled $17 million for the year ended December 31, 2011 and $16 million for each of the years ended December 31, 2010 and 2009. These trust fund assets are established with the intent to be sufficient to fund the estimated decommissioning liability (also reported on TCEH's balance sheet). Income and expenses associated with the trust fund and the decommissioning liability (also reported on TCEH's balance sheet) are offset by a net change in our intercompany receivable/payable, which in turn results in a change in our reported net regulatory asset/liability. The regulatory liability of $225 million and $206 million at December 31, 2011 and December 31, 2010, respectively, represents the excess of the trust fund balance over the net decommissioning liability (see Note 5).

•

We have a 19.5% limited partnership interest, with a carrying value of less than $1 million at December 31, 2011 and 2010, in an EFH Corp. subsidiary holding principally software-related assets. Equity losses related to this interest are reported in other deductions and totaled less than $1 million for the year ended December 31, 2011 and $2 million for each of the years ended December 31, 2010 and 2009. These losses primarily represent amortization of software assets held by the subsidiary.

•

Under the terms of a tax sharing agreement among us, Oncor Holdings, Texas Transmission, Investment LLC and EFH Corp., we are generally obligated to make payments to Texas Transmission, Investment LLC and EFH Corp., pro rata in accordance with their respective membership interests, in an aggregate amount that is substantially equal to the amount of federal income taxes that we would have been required to pay if we were filing our own corporate income tax return. In addition, consistent with the tax sharing agreement, we remit to EFH Corp. Texas margin tax payments, which are accounted for as income taxes and calculated as if we were filing our own return. Our results are included in the consolidated Texas state margin tax return filed by EFH Corp. See discussion in Note 1 to Financial Statements under "Income Taxes." Under the in lieu of tax concept, all in lieu of tax assets and liabilities represent amounts that will eventually be settled with our members. At December 31, 2011, we had amounts receivable from members under the agreement totaling $27 million ($22 million from EFH Corp. and $5 million from Texas Transmission and Investment LLC), which is due in 2012, and a current state income tax payable to EFH Corp. of $22 million, which are reported as a net current tax receivable from members of $5 million. At December 31, 2010, we had amounts receivable from members under the agreement totaling $93 million ($72 million from EFH Corp. and $21 million from Texas Transmission and Investment LLC). We have recorded liabilities in lieu of deferred income taxes of $2,018 million and $1,827 million and for uncertain tax positions of $147 million and $100 million as of December 31, 2011 and 2010, respectively. We received net income tax refunds from members totaling $114 million (including $25 million in federal income tax-related refunds from members other than EFH Corp.) in the year ended December 31, 2011. We made net income tax payments of $128 million (including $21 million in federal income tax-related payments to members other than EFH Corp.) and $28 million (including $9 million in federal income tax-related payments to members other than EFH Corp.) in the years ended December 31, 2010 and 2009, respectively.

•

At December 31, 2010, we held cash collateral of $4 million from TCEH related to interconnection agreements for generation units being developed by TCEH. The collateral is reported on our balance sheet in other current liabilities. In April 2011, we returned $4 million representing the balance of the collateral and paid approximately $1 million in interest pursuant to PUCT rules related to these interconnection agreements.

•

Our PUCT-approved tariffs include requirements to assure adequate credit worthiness of any REP to support the REP's obligation to collect transition bond-related charges on behalf of Bondco. Under these tariffs, as a result of TCEH's credit rating being below investment grade, TCEH is required to post collateral support in an amount equal to estimated transition charges over specified time periods. Accordingly, at December 31, 2011 and December 31, 2010, TCEH had posted letters of credit in the amount of $12 million and $14 million, respectively, for our benefit.

•

We maintain a revolving credit facility with a syndicate of financial institutions and other lenders. At September 30, 2011, the syndicate included affiliates of GS Capital Partners (a member of the Sponsor Group). In October 2011, we amended and restated the revolving credit facility (see Note 6 for information regarding the amendment and restatement) and neither GS Capital Partners nor its affiliates were members of the syndicate. Accordingly, at December 31, 2011, the syndicate does not include affiliates of GS Capital Partners. Affiliates of GS Capital Partners have from time-to-time engaged in commercial banking transactions with us in the normal course of business.

•

Goldman, Sachs & Co. (Goldman), an affiliate of the Sponsor Group, received $285,000 in fees for serving as a senior co-dealer manager in our offer to exchange up to an aggregate of $675 million of senior secured notes for the New Notes in a private placement exchange that closed in October 2010 and was subsequently registered pursuant to the terms of a registration rights agreement in April 2011. See Note 7 for additional information regarding the debt exchange.

•

In September 2010, we completed a $475 million senior secured notes private placement offering. In conjunction with the offering, we entered into a registration rights agreement with various investment banks as representatives of the initial purchasers in the private placement. KKR Capital Markets LLC, an affiliate of KKR (a member of the Sponsor Group), received $125,000 in fees for serving as a co-manager in the offering. See Note 7 for information regarding the debt offering.

•

Affiliates of the Sponsor Group have, and from time-to-time may in the future (1) sell, acquire or participate in the offerings of our debt or debt securities in open market transactions or through loan syndications, and (2) perform various financial advisory, dealer, commercial banking and investment banking services for us and certain of our affiliates for which they have received or will receive customary fees and expenses.

See Notes 4, 9 and 12 for information regarding the tax sharing agreement, distributions to members and the allocation of EFH Corp.'s pension and OPEB costs, respectively.

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments

10. INVESTMENTS

Our investments balance consisted of the following:

	December 31,
	2011	2010
Assets related to employee benefit plans, including employee savings programs, net of distributions	$70	$74
Investment in unconsolidated affiliates	—	1
Land	3	3

Total investments	$73	$78

Assets Related to Employee Benefit Plans

The majority of these assets represent cash surrender values of life insurance policies that are purchased to fund liabilities under deferred compensation plans. At December 31, 2009, we began paying the premiums and became the beneficiary of these life insurance policies. EFH Corp. was the previous beneficiary. At December 31, 2011 and 2010, the face amount of these policies totaled $137 million, and the net cash surrender values (determined using a Level 2 valuation technique) totaled $46 million and $53 million, respectively. Changes in cash surrender value are netted against premiums paid. Other investment assets held to satisfy deferred compensation liabilities are recorded at market value.

Restricted Cash

	At December 31, 2011		At December 31, 2010
	Current Assets	Noncurrent Assets	Current Assets	Noncurrent Assets
Customer collections related to transition bonds used only to service debt and pay expenses	$57	$—	$53	$—
Reserve for fees associated with transition bonds	—	10	—	10
Reserve for shortfalls of transition bond charges	—	6	—	6

Total restricted cash	$57	$16	$53	$16

Supplementary Financial Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Supplementary Financial Information [Abstract]
Supplementary Financial Information

10. SUPPLEMENTARY FINANCIAL INFORMATION

Other Income

	Three Months Ended March 31,
	2012	2011
Other income:
Accretion of fair value adjustment (discount) to regulatory assets due to purchase accounting	$6	$8
Other	1	—

Total other income	$7	$8

Major Customers

Revenues from TCEH represented 29% and 34% of total operating revenues for the three months ended March 31, 2012 and 2011, respectively. Revenues from REP subsidiaries of a nonaffiliated entity collectively represented 15% and 16% of total operating revenues for the three months ended March 31, 2012 and 2011, respectively. No other customer represented 10% or more of total operating revenues.

Interest Expense and Related Charges

	Three Months Ended March 31,
	2012	2011
Interest expense	$92	$89
Amortization of debt issuance costs and discounts	1	1
Allowance for funds used during construction – capitalized interest portion	(2)	—

Total interest expense and related charges	$91	$90

Restricted Cash

All restricted cash amounts reported on our balance sheet relate to the transition bonds.

Trade Accounts Receivable

	March 31, 2012	December 31, 2011
Gross trade accounts receivable	$420	$436
Trade accounts receivable from TCEH	(112)	(131)
Allowance for uncollectible accounts	(2)	(2)

Trade accounts receivable from nonaffiliates – net	$306	$303

Gross trade accounts receivable at March 31, 2012 and December 31, 2011 included unbilled revenues of $105 million and $127 million, respectively.

Investments and Other Property

Investments and other property reported on our balance sheet consist of the following:

	March 31, 2012	December 31, 2011
Assets related to employee benefit plans, including employee savings programs, net of distributions	$73	$70
Land	3	3

Total investments and other property	$76	$73

Property, Plant and Equipment

Property, plant and equipment reported on our balance sheet consists of the following:

	March 31, 2012	December 31, 2011
Total assets in service	$15,334	$15,227
Less accumulated depreciation	5,301	5,203

Net of accumulated depreciation	10,033	10,024
Construction work in progress	727	530
Held for future use	15	15

Property, plant and equipment – net	$10,775	$10,569

Intangible Assets

Intangible assets (other than goodwill) reported on our balance sheet consist of the following:

	March 31, 2012			December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Land easements	$248	$78	$170	$248	$77	$171
Capitalized software	379	193	186	378	181	197

Total intangible assets	$627	$271	$356	$626	$258	$368

Aggregate amortization expense for intangible assets totaled $13 million and $8 million for the three months ended March 31, 2012 and 2011, respectively. The estimated aggregate amortization expense for each of the next five fiscal years from December 31, 2011 is as follows:

Year	Amortization Expense
2012	$43
2013	40
2014	40
2015	40
2016	37

At both March 31, 2012 and December 31, 2011, goodwill totaling $4.1 billion was reported on our balance sheet. None of this goodwill is being deducted for tax purposes.

Other Noncurrent Liabilities and Deferred Credits

Other noncurrent liabilities and deferred credits balances at March 31, 2012 and December 31, 2011 consist of the following:

	March 31,	December 31,
	2012	2011
Retirement plan and other employee benefits	$1,339	$1,340
Uncertain tax positions (including accrued interest)	147	147
Other	44	59

Total other noncurrent liabilities and deferred credits	$1,530	$1,546

Supplemental Cash Flow Information

	Three Months Ended March 31,
	2012	2011
Cash payments related to:
Interest	$135	$136
Capitalized interest	(2)	—

Interest (net of amounts capitalized)	$133	$136

Amounts paid (refunded) in lieu of income taxes	$—	$—
Noncash investing and financing activities:
Noncash construction expenditures (a)	$85	$87

(a)	Represents end-of-period accruals.

15. SUPPLEMENTARY FINANCIAL INFORMATION

Variable Interest Entities

We are the primary beneficiary and consolidate a wholly-owned VIE, Bondco, which was organized for the limited purpose of issuing specific transition bonds and purchasing and owning transition property acquired from us that is pledged as collateral to secure the bonds. We act as the servicer for this entity to collect transition charges authorized by the PUCT. These funds are remitted to the trustee and used for interest and principal payments on the transition bonds and related costs.

The material assets and liabilities of Bondco are presented separately on the face of our Consolidated Balance Sheet because the assets are restricted and can only be used to settle the obligations of Bondco, and Bondco's creditors do not have recourse to our general credit or assets.

Our maximum exposure does not exceed our equity investment in Bondco, which was $16 million at both December 31, 2011 and 2010. We did not provide any financial support to Bondco during the years ended December 31, 2011 and 2010.

Other Income and Deductions

	Year Ended December 31,
	2011	2010	2009
Other income:
Accretion of adjustment (discount) to regulatory assets due to purchase accounting	$29	$34	$39
Reversal of exit liabilities recorded in connection with the termination of outsourcing arrangements (Note 11)	—	—	10
Net gain on sale of other properties and investments	1	2	—

Total other income	$30	$36	$49

Other deductions:
Costs related to 2006 cities rate settlement	$—	$—	$2
Professional fees	4	4	5
Equity losses in unconsolidated affiliate (Note 14)	—	2	2
Other	5	2	5

Total other deductions	$9	$8	$14

Major Customers

Revenues from TCEH represented 33%, 36% and 38% of total operating revenues for the years ended December 31, 2011, 2010 and 2009, respectively. Revenues from subsidiaries of Reliant, a nonaffiliated REP, collectively represented 12% of total operating revenues for each of the years ended December 31, 2011 and 2010 and 14% of total operating revenues for the year ended December 31, 2009. No other customer represented 10% or more of total operating revenues.

Interest Expense and Related Charges

	Year Ended December 31,
	2011	2010	2009
Interest expense	$359	$342	$338
Amortization of fair value debt discounts resulting from purchase accounting	—	2	3
Amortization of debt issuance costs and discounts	3	5	7
Allowance for funds used during construction – capitalized interest portion	(3)	(2)	(2)

Total interest expense and related charges	$359	$347	$346

Trade Accounts Receivable

	December 31,
	2011	2010
Gross trade accounts receivable	$436	$389
Trade accounts receivable from TCEH	(131)	(133)
Allowance for uncollectible accounts	(2)	(2)

Trade accounts receivable from nonaffiliates — net	$303	$254

Gross trade accounts receivable at December 31, 2011 and 2010 included unbilled revenues of $127 million and $126 million, respectively.

In April 2009, the PUCT finalized a new rule relating to the Certification of Retail Electric Providers. Under the new rule, write-offs of uncollectible amounts owed by REPs are deferred as a regulatory asset. Due to the commitments made to the PUCT in 2007, we may not recover bad debt expense, or certain other costs and expenses, from ratepayers in the event of a default or bankruptcy by an affiliate REP.

Property, Plant and Equipment

	Composite Depreciation Rate/	At December 31,
	Avg. Life at December 31, 2011	2011	2010
Assets in service:
Distribution	4.5% / 22.3 years	$9,486	$9,112
Transmission	2.9% / 35.0 years	4,919	4,372
Other assets	8.6% / 11.6 years	822	728

Total		15,227	14,212
Less accumulated depreciation		5,203	4,810

Net of accumulated depreciation		10,024	9,402
Construction work in progress		530	253
Held for future use		15	21

Property, plant and equipment – net		$10,569	$9,676

Depreciation expense as a percent of average depreciable property approximated 4.0% for 2011, 4.0% for 2010 and 3.1% for 2009.

Intangible Assets

Intangible assets other than goodwill reported in our balance sheet are comprised of the following:

	At December 31, 2011			At December 31, 2010
	Gross			Gross
	Carrying	Accumulated		Carrying	Accumulated
	Amount	Amortization	Net	Amount	Amortization	Net
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Land easements	$248	$77	$171	$201	$73	$128
Capitalized software	378	181	197	338	142	196

Total	$626	$258	$368	$539	$215	$324

Aggregate amortization expense for intangible assets totaled $48 million, $39 million and $27 million for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011, the weighted average remaining useful lives of capitalized land easements and software were 80 years and 4 years, respectively. The estimated aggregate amortization expense for each of the next five fiscal years is as follows:

Year	Amortization Expense
2012	$39
2013	39
2014	39
2015	39
2016	35

At both December 31, 2011 and 2010, goodwill totaling $4.1 billion was reported on the balance sheet. None of this goodwill is being deducted for tax purposes. See Note 2 for discussion of the goodwill impairment.

Other Noncurrent Liabilities and Deferred Credits

	At December 31,
	2011	2010
Retirement plan and other employee benefits	$1,340	$1,560
Uncertain tax positions (including accrued interest)	147	100
Other	59	41

Total	$1,546	$1,701

Supplemental Cash Flow Information

	Year Ended December 31,
	2011	2010	2009
Cash payments related to:
Interest	$360	$339	$337
Capitalized interest	(3)	(2)	(2)

Interest paid (net of amounts capitalized)	357	337	335
Amounts (refunded) paid in lieu of income taxes	(114)	128	28
Noncash investing and financing activities:
Construction expenditures (a)	140	78	61
Debt exchange transactions (Note 7)	—	324	—

(a)	Represents end-of-period accruals.

Quarterly Information (unaudited)

Results of operations by quarter for the years ended December 31, 2011 and 2010 are summarized below. In our opinion, all adjustments (consisting of normal recurring accruals) necessary for a fair statement of such amounts have been made. Quarterly results are not necessarily indicative of a full year's operations because of seasonal and other factors.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011
Operating revenues	$706	$756	$897	$759
Operating income	145	173	225	150
Net income	65	92	144	66

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2010
Operating revenues	$703	$702	$831	$678
Operating income	153	152	226	124
Net income	79	76	149	48

Termination Of Outsourcing Arrangements	12 Months Ended
Dec. 31, 2011
Termination Of Outsourcing Arrangements [Abstract]
Termination Of Outsourcing Arrangements

11. TERMINATION OF OUTSOURCING ARRANGEMENTS

In 2008, we commenced a review of certain outsourcing arrangements with Capgemini, Capgemini America, Inc. and Capgemini North America, Inc. (collectively, CgE), and executed a Separation Agreement with CgE. Simultaneous with the execution of that Separation Agreement, EFH Corp. and TCEH entered into a substantially similar agreement with CgE. The Separation Agreements principally provide for (i) notice of termination of the Master Framework Agreements, dated as of May 17, 2004, as amended, between Capgemini and TCEH and us, respectively, and the related service agreements under the Master Framework Agreements and (ii) termination of the joint venture arrangements between EFH Corp. (and its applicable subsidiaries, including us) and CgE. Under the Master Framework Agreements and related services agreements, Capgemini provided to EFH Corp.'s other subsidiaries and us outsourced support services, including information technology, customer care and billing, human resources, procurement and certain finance and accounting activities.

The effects of the termination of the outsourcing arrangements, including an accrued liability of $16 million for incremental costs to exit and transition the services, were included in goodwill under purchase accounting. We incurred $4 million of these exit liabilities during the year ended December 31, 2009. In December 2009, we recorded a $10 million reversal of a portion of these exit liabilities due primarily to a shorter than expected outsourcing services transition period, and this reversal is reflected in other income (see Note 15). The remaining accrual totaling $2 million was settled in 2010.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-based Compensation [Abstract]
Stock-based compensation

13. STOCK-BASED COMPENSATION

In 2008, we established the SARs Plan under which certain of our executive officers and key employees may be granted stock appreciation rights payable in cash, or in some circumstances, Oncor membership interests. Two types of SARs may be granted under the SARs Plan. Time-based SARs (Time SARs) vest solely based upon continued employment ratably on an annual basis on each of the first five anniversaries of the grant date. Performance-based SARs (Performance SARs) vest based upon both continued employment and the achievement of a predetermined level of Oncor EBITDA over time, generally ratably over five years based upon annual Oncor EBITDA levels, with provisions for vesting if the annual levels are not achieved but cumulative two- or three-year total Oncor EBITDA levels are achieved. Time and Performance SARs may also vest in part or in full upon the occurrence of certain specified liquidity events and are exercisable only upon the occurrence of certain specified liquidity events. Since the exercisability of the Time and Performance SARs is conditioned upon the occurrence of a liquidity event, compensation expense, other than as indicated below with respect to dividends, will not be recorded until it is probable that a liquidity event will occur.

In February 2009, we also established the Oncor Electric Delivery Company LLC Director Stock Appreciation Rights Plan (the Director SARs Plan) under which certain non-employee members of our board of directors and other persons having a relationship with us may be granted SARs payable in cash, or in some circumstances, Oncor units. SARs granted under the Director SARs Plan vest in eight equal quarterly installments over a two-year period and are exercisable only upon the occurrence of certain specified liquidity events. Since the exercisability of these SARs is conditioned upon the occurrence of a liquidity event, expense will not be recorded until it is probable a liquidity event will occur.

Under both SARs plans, dividends that are paid in respect of Oncor membership interests while the SARs are outstanding are credited to the SARs holder's account as if the SARs were units, payable upon the earliest to occur of death, disability, separation from service, unforeseeable emergency, a change in control, or the exercise of the SARs. Prior to September 30, 2011, we had not accrued the liability under the SARs plans related to the declared dividends. We have concluded that the liability related to the declared dividends should be accrued rather than recognized at a future liquidity event. As a result, in the third quarter of 2011, we recorded compensation expense of approximately $6 million relating to dividends since the inception of the SARs Plan ($5 million related to periods prior to January 1, 2011), which management determined was not material. For accounting purposes, the liability is discounted based on an employee's or director's expected retirement date.

SARs under the SARs Plan and the Director SARs Plan are generally payable in cash based on the fair market value of the SAR on the date of exercise. During the year ended December 31, 2011, we granted 227,000 Time SARs and 227,000 Performance SARS under the SARs Plan. At December 31, 2011, vested Time SARs totaled 5.7 million and vested Performance SARs totaled 5.7 million, which includes 1.4 million of Performance SARs eligible to vest in 2009 that did not vest in 2009 or 2010 but vested in 2011 upon our achievement of a three- year cumulative performance target. During the year ended December 31, 2010, we granted 80,000 Time SARs and 80,000 Performance SARS under the SARs Plan. At December 31, 2010, vested Time SARs totaled 4.2 million and vested Performance SARs totaled 2.8 million. No SARs were granted under the SARs Plan during the year ended December 31, 2009. We granted 55,000 SARs under the Director SARs Plan during the year ended December 31, 2009, and all such SARs were vested at December 31, 2010. No SARs were granted under the Director's SARs Plan during the years ended December 31, 2011 and 2010. There were no SARs under either plan eligible for exercise at December 31, 2011.